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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-1474

AIM Stock Funds

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Robert H. Graham                    11 Greenway Plaza, Suite 100                Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 7/31

Date of reporting period: 1/31/04

INVESCO Dynamics Fund

Semiannual Report to Shareholders - January 31, 2004

COVER IMAGE

Your goals. Our solutions.SM

AIM LogoSM

INVESCO DYNAMICS FUND seeks to provide long-term capital growth.

■	Unless otherwise stated, information presented is as of 1/31/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Class K shares are available only to certain retirement plans. Please see the prospectus for more details.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the appropriate prospectus.

Principal risks of investing in the fund

■	At any given time, the fund may be subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

■	Investing in micro, small and mid-sized companies involves risks not associated with investing in more established companies, such as business risk, significant stock price fluctuations and illiquidity.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

About indexes used in this report

■	The unmanaged Standard & Poor’s MidCap 400 Index (the S&P 400) represents the performance of mid-capitalization stocks.

■	The unmanaged Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which represents the performance of the stocks of domestic mid-capitalization companies; the Growth subset measures the performance of Russell Midcap companies with higher price/book ratios and higher forecasted growth values.

■	The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500® Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured    May lose value    No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

GRAHAM PHOTO

Robert H. Graham

Dear Fellow Shareholder in The AIM Family of Funds®:

Major stock market indexes here and abroad delivered positive performance during the six months covered by this report. As is historically the case, bond market returns were more modest, but positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product during the third and fourth quarters of 2003. Overseas, particularly in Europe, economic performance picked up during the second half of 2003.

Investors in the United States seem to have regained their confidence. They added $43.8 billion to U.S. stock mutual funds in January 2004 and $496 million to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during the month. As the reporting period closed, total mutual fund assets stood at a record $7.54 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking that 2004 will see a rerun of the markets’ good performance during 2003. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

For information on your fund’s performance and management during the reporting period, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. The Investment Company Institute, the industry trade group, and we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

GRAHAM SIGNATURE

Robert H. Graham

Chairman and President

March 9, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Health care/energy holdings contribute to fund performance

For the six-month reporting period ended January 31, 2004, INVESCO Dynamics Fund Investor Class shares returned 18.03%. For the same period, the fund’s broad-based index, the S&P Midcap 400 Index, returned 19.03%; the fund’s style-specific index, the Russell Midcap Growth Index, returned 19.88%; and the fund’s peer-group index, the Lipper Mid-Cap Growth Fund Index, returned 15.37%. The fund under-performed its broad-based index due to stock selection in the consumer discretionary and industrial sectors, which hindered performance.

Market conditions

The S&P 500 Index, which returned 15.22% for the six months ended January 31, 2004, rallied amid a backdrop of generally improving economic conditions. During this rally, the nation’s gross domestic product, widely regarded as the broadest measure of economic activity, expanded at an annualized rate of 8.2% in the third quarter and 4.0% in the fourth quarter of 2003. In a report to Congress, the Federal Reserve Board (the Fed) noted that industrial production, corporate profits, as well as business and consumer spending all increased during the reporting period.

Indeed, retail sales from November 2003 through January 2004 were up 6.2% compared to the same three months a year earlier. The period included the holiday season, which is critical from a sales perspective for many businesses. The Fed also noted in its report that capital spending increased and there was evidence that some firms had started to build up their inventories, indicators that business confidence had improved. The housing market also continued to be “robust,” according to the Fed.

Inflation was subdued and interest rates were low. During the reporting period, the Fed kept the short-term federal funds rate at 1.00%, its lowest level since 1958. The job market remained weak, however. While the unemployment rate declined during the reporting period, it was still 5.6% at the end of January 2004.

All sectors of the S&P 500 recorded gains for the reporting period. Information technology, energy and industrials were the top-performing sectors while health care, consumer staples and telecommunication services were the weakest-performing sectors.

Small- and mid-cap stocks generally outperformed large-cap stocks for the reporting period, and value stocks generally outperformed growth stocks. Small-cap value stocks, on average, were the best-performing segment of the market.

Stock selection was the primary driver of both absolute and relative fund performance during the reporting period.

Your fund

Stock selection was the primary driver of both absolute and relative fund performance during the reporting period. As noted, mid-cap stocks outperformed large-cap stocks during the period, thereby bolstering the absolute returns of mid-cap funds including INVESCO Dynamics Fund. On a relative basis, we believe the fund outperformed its Lipper peer group based on strong stock selection but slightly underperformed its style index as the fund did not own some of the lower-quality technology stocks that rallied in the index.

TOP 10 EQUITY HOLDINGS*
1.	Manpower Inc.	1.7%
2.	Teva Pharmaceuticals Industries Ltd.-ADR (Israel)	1.6
3.	Mandalay Resort Group	1.5
4.	Zimmer Holdings, Inc.	1.5
5.	Legg Mason, Inc.	1.5
6.	Symantec Corp.	1.4
7.	Cox Communications, Inc.-Class A	1.4
8.	Shire Pharmaceuticals Group PLC-ADR (United Kingdom)	1.4
9.	Amdocs Ltd. (United Kingdom)	1.4
10.	EchoStar Communications Corp.-Class A	1.4

TOP 10 INDUSTRIES*
1.	Communications Equipment	6.3%
2.	Application Software	6.0
3.	Semiconductors	5.8
4.	Pharmaceuticals	5.0
5.	Broadcasting & Cable TV	4.5
6.	Asset Management & Custody Banks	4.4
7.	Health Care Equipment	3.8
8.	Data Processing & Outsourced Services	3.5
9.	Electronic Manufacturing Services	3.3
10.	Employment Services	3.0

*	Excludes money market fund holdings.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

On a sector basis, health care and energy stocks contributed to absolute performance during the reporting period. Zimmer Holdings—a global orthopedic implant manufacturer—reported net sales increased 18% for the third quarter to $398.2 million, topping First Call consensus estimates of $392 million. Other key health care contributors included AdvancePCS—a pharmacy benefit manager—and Shire Pharmaceuticals—a global specialty drug company.

Many of the fund’s energy holdings including Murphy Oil, an oil and gas exploration and production company, and Smith International, a worldwide supplier of products and services to the oil and gas industry, contributed to fund performance even though the sector was not a strong benchmark performer during the reporting period.

Our stock selection and overweight position in the information technology sector—the best performing mid-cap sector during the reporting period—bolstered absolute returns. Juniper Networks—a designer and marketer of Internet Protocol routers for private and public access networks—was one fund holding that contributed greatly to fund performance as the stock doubled in price during the reporting period.

That said, however, the fund’s lack of exposure to several speculative technology stocks that appreciated significantly during the reporting period detracted from the fund’s relative performance versus the Russell Midcap Growth Index. For example, the fund did not own Red Hat—a provider of Linux and open source technology—one of the best-performing stocks in the index during the reporting period.

Given the positive performance of mid-cap stocks during the reporting period, the fund had few detractors. However, two stocks that proved a drag on performance included Gilead Sciences—a biopharmaceutical firm—and U T Starcom—a company that develops and markets wireline and wireless telecommunications equipment. While both stocks rallied strongly early in 2003, they traded downward as the reporting period came to a close. We sold both positions during the reporting period.

In closing

After several challenging years in the market, we are pleased to provide shareholders with double-digit returns for the reporting period. Our focus remained on medium-sized companies that we believe have the potential for above-average, long-term earnings growth.

See important fund and index disclosures inside front cover.

MILLER

PHOTO

Timothy J. Miller

Mr. Miller, Chartered Financial Analyst, is lead manager of INVESCO Dynamics Fund. He joined INVESCO in 1992. Mr. Miller holds a master’s of business administration from the University of Missouri in St. Louis and a bachelor’s in business administration from St. Louis University.

FENTON

PHOTO

Michelle Espilien Fenton

Ms. Fenton, Chartered Financial Analyst, is manager of INVESCO Dynamics Fund. She joined INVESCO in 1998. Ms. Fenton received her bachelor’s degree in finance from Montana State University.

FUND VS. INDEXES

Total returns, 7/31/03-1/31/04, excluding applicable sales charges.

If sales charges were included, returns would be lower.

Investor Class Shares	18.03%
Class A Shares	17.91
Class B Shares	17.49
Class C Shares	17.52
Class K Shares	17.82
S&P Midcap 400 Index (Broad Market Index)	19.03
Russell Midcap Growth Index (Style-specific Index)	19.88
Lipper Mid-cap Growth Fund Index (Peer Group Index)	15.37
TOTAL NUMBER OF HOLDINGS*	128
TOTAL NET ASSETS	$4.1 billion

Right arrow graphic

For a presentation of your fund’s long-term performance record, please turn the page.

3

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Below you will find a presentation of your fund’s long-term performance record for periods ended 1/31/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS
As of 1/31/04, including applicable sales charges
Investor Class Shares
Inception (9/15/67)	9.06%
10 Years	8.84
5 Years	-0.93
1 Year	42.51

Class A Shares
Inception (3/28/02)	-3.57%
1 Year	34.58

Class B Shares
Inception ( 3/28/02)	-3.55%
1 Year	36.46

Class C Shares
Inception (2/14/00)	-15.20%
1 Year	40.39

Class K Shares
Inception (11/30/00)	-11.95%
1 Year	42.14

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03, including applicable sales charges
Investor Class Shares
Inception (9/15/67)	9.01%
10 Years	8.91
5 Years	-0.32
1 Year	38.27

Class A Shares
Inception (3/28/02)	-5.08%
1 Year	30.71

Class B Shares
Inception (3/28/02)	-5.04%
1 Year	32.26

Class C Shares
Inception (2/14/00)	-16.04%
1 Year	36.21

Class K Shares
Inception (11/30/00)	-12.96%
1 Year	37.98

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class K shares have no sales charge; therefore performance quoted is at net asset value. Class K share returns do not include a 0.70% contingent deferred sales charge (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year. Investor Class shares have no sales charge; therefore, performance quoted is at net asset value.

The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses on B, C, and K shares, returns would have been lower.

ARROW BUTTON IMAGE	For More Information Visit AIMinvestments.com

4

SUPPLEMENT TO SEMIANNUAL REPORT DATED 1/31/04

INVESCO Dynamics Fund

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Performance of Institutional Class shares will differ from performance of Investor Class shares due to differing sales charges and class expenses.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 1/31/04

Inception (5/ 22/ 00)	- 11.61%
1 Year	43.18
6 Months*	18.21

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 12/31/03, most recent calendar quarter-end

Inception (5/ 22/ 00)	- 12.49%
1 Year	38.75
6 Months*	19.34

*Cumulative return that has not been annualized.

Had the advisor not waived fees and/or reimbursed expenses, returns would have been lower.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call 800-525-8085, where you can also obtain more current month-end performance. A I M Distributors, Inc.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

Your goals.

Our Solutions. SM

AIM LogoSM

AIMinvestments.com    I-DYN-INS-2

FINANCIALS

Schedule of Investments

January 31, 2004

(Unaudited)

	Shares	Market Value

Stocks & Other Equity Interests–99.18%

Advertising–1.02%
Lamar Advertising Co.(a)	278,600	$10,720,528

Omnicom Group Inc.	374,700	30,875,280

		41,595,808

Agricultural Products–0.32%
Bunge Ltd. (Bermuda)	385,800	13,194,360

Air Freight & Logistics–0.21%
Robinson (C.H.) Worldwide, Inc.	221,800	8,406,220

Apparel Retail–1.48%
Ross Stores, Inc.	1,484,200	41,483,390

TJX Cos., Inc. (The)	815,800	18,755,242

		60,238,632

Apparel, Accessories & Luxury Goods–0.75%
Polo Ralph Lauren Corp.	1,008,700	30,462,740

Application Software–6.01%
Amdocs Ltd. (United Kingdom)(a)	1,967,700	55,823,649

BEA Systems, Inc.(a)	2,782,400	35,141,712

Cognos, Inc. (Canada)(a)	631,700	19,089,974

Fair Issac Corp.	426,200	25,303,494

FileNET Corp.(a)	602,000	17,638,600

Intuit Inc.(a)	259,200	13,068,864

Mercury Interactive Corp.(a)	226,800	10,645,992

Siebel Systems, Inc.(a)	3,582,500	47,754,725

Software HOLDRS Trust	549,000	20,746,710

		245,213,720

Asset Management & Custody Banks–4.41%
Franklin Resources, Inc.	856,600	49,485,782

Legg Mason, Inc.	681,600	60,355,680

Northern Trust Corp.	682,700	32,428,250

T. Rowe Price Group Inc.	724,800	37,783,824

		180,053,536

Biotechnology–2.33%
Chiron Corp.(a)	532,700	27,540,590

Genzyme Corp.(a)	655,300	35,943,205

Invitrogen Corp.(a)	408,000	31,416,000

		94,899,795

	Shares	Market Value

Broadcasting & Cable TV–4.51%
Cox Communications, Inc.–Class A(a)	1,695,100	$58,074,126

Cox Radio, Inc.–Class A(a)	897,200	20,877,844

EchoStar Communications Corp.–Class A(a)	1,505,000	54,932,500

Univision Communications Inc.–Class A(a)	1,417,300	50,129,901

		184,014,371

Casinos & Gaming–2.73%
International Game Technology	755,900	28,316,014

Mandalay Resort Group	1,326,700	62,182,429

Station Casinos, Inc.	592,600	20,746,926

		111,245,369

Communications Equipment–6.27%
Advanced Fibre Communications, Inc.(a)	1,510,800	35,669,988

Alcatel S.A.–ADR (France)(a)	1,543,136	25,847,528

Comverse Technology, Inc.(a)	2,528,700	44,505,120

Corning Inc.(a)	3,071,700	39,686,364

Emulex Corp.(a)	1,584,800	42,995,624

Foundry Networks, Inc.(a)	1,471,500	35,065,845

Juniper Networks, Inc.(a)	1,104,500	31,909,005

		255,679,474

Computer Storage & Peripherals–1.93%
Lexmark International, Inc.(a)	584,900	48,482,361

Network Appliance, Inc.(a)	1,347,101	30,121,178

		78,603,539

Construction & Farm Machinery & Heavy Trucks–1.87%
Cummins Inc.	190,600	9,669,138

Navistar International Corp.(a)	675,900	32,139,045

PACCAR Inc.	437,500	34,400,625

		76,208,808

Data Processing & Outsourced Services–3.50%
Computer Sciences Corp.(a)	843,700	37,671,205

DST Systems, Inc.(a)	969,300	41,495,733

Fiserv, Inc.(a)	923,300	34,494,488

Hewitt Associates, Inc.–Class A(a)	845,800	29,264,680

		142,926,106

Department Stores–0.75%
Kohl’s Corp.(a)	692,000	30,655,600

Distillers & Vintners–0.41%
Constellation Brands, Inc.–Class A(a)	494,600	16,588,884

F-1

	Shares	Market Value

Diversified Commercial Services–2.35%
Apollo Group, Inc.–Class A(a)	505,050	$37,505,013

Career Education Corp.(a)	875,800	44,105,288

Cintas Corp.	319,000	14,402,850

		96,013,151

Electronic Equipment Manufacturers–2.20%
Amphenol Corp.–Class A(a)	620,200	40,976,614

Thermo Electron Corp.(a)	599,100	16,696,917

Vishay Intertechnology, Inc.(a)	1,372,200	31,889,928

		89,563,459

Electronic Manufacturing Services–3.33%
Flextronics International Ltd. (Singapore)(a)	315,500	5,994,500

Jabil Circuit, Inc.(a)	851,700	25,210,320

Molex Inc.	1,145,462	39,793,350

Sanmina–SCI Corp.(a)	2,249,000	29,484,390

Solectron Corp.(a)	5,012,300	35,587,330

		136,069,890

Employment Services–2.97%
Manpower Inc.	1,460,400	67,733,352

Robert Half International Inc.(a)	2,275,400	53,449,146

		121,182,498

Environmental Services–1.49%
Republic Services, Inc.	1,806,000	45,059,700

Stericycle, Inc.(a)	355,600	15,717,520

		60,777,220

Footwear–0.78%
NIKE, Inc.–Class B	459,800	32,029,668

Health Care Equipment–3.75%
Bard (C.R.), Inc.	148,400	13,979,280

Boston Scientific Corp.(a)	985,000	40,178,150

Stryker Corp.	161,500	14,331,510

Varian Medical Systems, Inc.(a)	289,000	23,969,660

Zimmer Holdings, Inc.(a)	789,400	60,389,100

		152,847,700

Health Care Facilities–0.56%
Health Management Associates, Inc.–Class A	678,200	16,622,682

Triad Hospitals, Inc.(a)	172,600	6,187,710

		22,810,392

Health Care Services–1.99%
AdvancePCS(a)	562,000	32,084,580

Caremark Rx, Inc.(a)	818,500	21,894,875

Medco Health Solutions, Inc.(a)	733,800	27,040,530

		81,019,985

	Shares	Market Value

Health Care Supplies–1.49%
Alcon, Inc. (Switzerland)	762,500	$48,807,625

Smith & Nephew PLC (United Kingdom)	1,395,000	12,195,409

		61,003,034

Homebuilding–1.25%
Pulte Homes, Inc.	1,178,600	50,844,804

Hotels, Resorts & Cruise Lines–1.91%
Hilton Hotels Corp.	3,198,300	51,172,800

Starwood Hotels & Resorts Worldwide, Inc.	754,700	26,671,098

		77,843,898

Industrial Gases–0.52%
Praxair, Inc.	594,600	21,054,786

Industrial Machinery–2.52%
Donaldson Co., Inc.	28,100	1,517,962

Eaton Corp.	391,400	45,461,110

Illinois Tool Works Inc.	279,400	21,821,140

Ingersoll-Rand Co. (Bermuda)	513,900	34,189,767

		102,989,979

Integrated Oil & Gas–0.95%
Murphy Oil Corp.	642,600	38,915,856

Internet Software & Services–1.28%
VeriSign, Inc.(a)	2,985,800	52,191,784

Investment Banking & Brokerage–1.14%
Ameritrade Holding Corp.(a)	1,880,200	29,801,170

Lehman Brothers Holdings Inc.	205,508	16,872,207

		46,673,377

Leisure Products–0.70%
Marvel Enterprises, Inc.(a)	882,200	28,433,306

Managed Health Care–2.34%
Aetna Inc.	601,400	42,098,000

Anthem, Inc.(a)	425,000	34,756,500

WellPoint Health Networks Inc.(a)	175,500	18,427,500

		95,282,000

Metal & Glass Containers–0.76%
Ball Corp.	492,800	30,834,496

Office Electronics–0.23%
Zebra Technologies Corp.–Class A(a)	144,400	9,328,240

Oil & Gas Equipment & Services–1.25%
Smith International, Inc.(a)	1,049,100	50,839,386

F-2

	Shares	Market Value

Oil & Gas Exploration & Production–1.52%
Apache Corp.	699,934	$26,933,460

Talisman Energy Inc. (Canada)	656,400	35,137,092

		62,070,552

Pharmaceuticals–4.95%
Barr Pharmaceuticals Inc.(a)	340,600	25,643,774

Pharmaceutical Resources, Inc.(a)	326,100	20,221,461

Shire Pharmaceuticals Group PLC–ADR (United Kingdom)(a)	1,945,300	56,900,025

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	1,035,370	64,803,808

Valeant Pharmaceuticals International	1,471,400	34,548,472

		202,117,540

Property & Casualty Insurance–1.53%
Ambac Financial Group, Inc.	316,100	23,634,797

SAFECO Corp.	894,700	38,946,291

		62,581,088

Restaurants–1.09%
Applebee’s International, Inc.	618,600	23,581,032

CBRL Group, Inc.	558,200	20,949,246

		44,530,278

Semiconductor Equipment–1.62%
ASML Holding N.V.–New York Shares (Netherlands)(a)	736,500	14,184,990

KLA–Tencor Corp.(a)	678,600	38,727,702

Lam Research Corp.(a)	496,850	13,290,738

		66,203,430

Semiconductors–5.81%
Altera Corp.(a)	614,700	13,763,133

Broadcom Corp.–Class A(a)	425,600	17,275,104

Fairchild Semiconductor International, Inc.(a)	1,073,900	26,310,550

Linear Technology Corp.	594,400	23,776,000

Maxim Integrated Products, Inc.	738,200	37,758,930

Microchip Technology Inc.	1,804,115	51,958,512

Semiconductor HOLDRS Trust	381,700	16,019,949

Xilinx, Inc.(a)	1,200,300	50,304,573

		237,166,751

Specialty Stores–1.80%
Staples, Inc.(a)	1,987,400	52,884,714

Tiffany & Co.	518,900	20,569,196

		73,453,910

	Shares	Market Value

Systems Software–2.74%
Adobe Systems Inc.	284,000	$10,922,640

Novell, Inc.(a)	1,639,700	20,824,190

Symantec Corp.(a)	1,501,000	58,238,800

VERITAS Software Corp.(a)	665,600	21,871,616

		111,857,246

Technology Distributors–1.30%
CDW Corp.	779,200	52,938,848

Thrifts & Mortgage Finance–0.75%
PMI Group, Inc. (The)	796,800	30,772,416

Trading Companies & Distributors–0.96%
Fastenal Co.	814,100	39,141,928

Wireless Telecommunication Services–0.85%
American Tower Corp.–Class A(a)	819,900	9,010,701

Nextel Partners, Inc.–Class A(a)	1,988,850	25,715,831

		34,726,532

Total Stocks & Other Equity Interests (Cost $3,186,155,421)		4,046,096,390

Money Market Funds–0.29%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $11,912,140)(b)	11,912,140	11,912,140

TOTAL INVESTMENTS–99.47% (excluding investments purchased with cash collateral from securities loaned) (Cost $3,198,067,561)		4,058,008,530

Investments Purchased With Cash Collateral From Securities Loaned

Money Market Funds–0.41%
INVESCO Treasurer’s Series Money Market Reserve Fund(b)(c)	16,477,625	16,477,625

Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $16,477,625)		16,477,625

TOTAL INVESTMENTS–99.88% (Cost $3,214,545,186)		4,074,486,155

OTHER ASSETS LESS LIABILITIES–0.12%		5,091,292

NET ASSETS–100.00%		$4,079,577,447

Investment Abbreviations:

ADR – American Depositary Receipt
HOLDRS– Holding Company Depositary Receipts

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Assets and Liabilities

January 31, 2004

(Unaudited)

Assets:
Investments, at market value (cost $3,186,155,421)*	$4,046,096,390

Investments in affiliated money market funds (cost $28,389,765)	28,389,765

Total investments (cost $3,214,545,186)	4,074,486,155

Cash	363,527

Receivables for:
Investments sold	143,435,857

Fund shares sold	4,428,732

Dividends	585,846

Amount due from advisor	151,311

Investment for deferred compensation and retirement plans	441,311

Other assets	510,283

Total assets	4,224,403,022

Liabilities:
Payables for:
Investments purchased	52,611,385

Fund shares reacquired	69,487,996

Deferred compensation and retirement plans	525,728

Collateral upon return of securities loaned	16,477,625

Accrued distribution fees	894,480

Accrued transfer agent fees	4,503,834

Accrued trustees fees	5,206

Accrued operating expenses	319,321

Total liabilities	144,825,575

Net assets applicable to shares outstanding	$4,079,577,447

Net assets consist of:
Shares of beneficial interest	$7,032,873,922

Undistributed net investment income (loss)	(16,982,171)

Undistributed net realized gain (loss) from investment securities and foreign currencies	(3,796,255,273)

Unrealized appreciation of investment securities and foreign currencies	859,940,969

$4,079,577,447

Net Assets:
Class A	$12,807,397

Class B	$2,251,841

Class C	$14,648,677

Class K	$46,680,214

Investor Class	$3,968,661,597

Institutional Class	$34,527,721

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	845,855

Class B	151,031

Class C	1,001,975

Class K	3,109,989

Investor Class	262,571,270

Institutional Class	2,254,093

Class A:
Net asset value per share	$15.14

Offering price per share:
(Net asset value of $15.14 ÷ 94.50%)	$16.02

Class B:
Net asset value and offering price per share	$14.91

Class C:
Net asset value and offering price per share	$14.62

Class K:
Net asset value and offering price per share	$15.01

Investor Class:
Net asset value and offering price per share	$15.11

Institutional Class:
Net asset value and offering price per share	$15.32

*	At January 31, 2004, securities with an aggregate market value of $16,171,490 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Operations

For the six months ended January 31, 2004

(Unaudited)

Investment income:
Dividends (net of foreign withholding tax of $71,784)	$8,196,280

Dividends from affiliated money market funds*	140,822

Total investment income	8,337,102

Expenses:
Advisory fees	10,130,072

Administrative services fees	945,296

Custodian fees	210,790

Distribution fees:
Class A	18,919

Class B	9,610

Class C	72,240

Class K	104,924

Investor Class	5,089,780

Transfer agent fees:
Class A	13,570

Class B	3,026

Class C	94,548

Class K	131,102

Investor Class	9,988,351

Institutional Class	24,045

Trustees’ fees	47,403

Other	1,323,820

Total expenses	28,207,496

Less: Fees waived, expenses reimbursed and expense offset arrangements	(3,205,058)

Net expenses	25,002,438

Net investment income (loss)	(16,665,336)

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	587,103,773

Foreign currencies	(118,220)

586,985,553

Change in net unrealized appreciation (depreciation) of:
Investment securities	111,002,725

Foreign currencies	(530)

111,002,195

Net gain from investment securities and foreign currencies	697,987,748

Net increase in net assets resulting from operations	$681,322,412

*	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

F-5

Statement of Changes in Net Assets

For the six months ended January 31, 2004 and the year ended July 31, 2003

(Unaudited)

	January 31, 2004	July 31, 2003

Operations:
Net investment income (loss)	$(16,665,336)	$(28,533,692)

Net realized gain (loss) from investment securities and foreign currencies	586,985,553	(487,605,258)

Change in net unrealized appreciation of investment securities and foreign currencies	111,002,195	1,161,951,515

Net increase in net assets resulting from operations	681,322,412	645,812,565

Share transactions–net:
Class A	4,681,009	3,205,768

Class B	535,661	846,881

Class C	(1,218,186)	(850,225)

Class K	(5,999,933)	(6,272,453)

Investor Class	(558,987,138)	(456,316,114)

Institutional Class	(1,676,651)	568,103

Net increase (decrease) in net assets resulting from share transactions	(562,665,238)	(458,818,040)

Net increase in net assets	118,657,174	186,994,525

Net assets:
Beginning of period	3,960,920,273	3,773,925,748

End of period (including undistributed net investment income (loss) of $(16,982,171) and $(316,835) for 2004 and 2003, respectively)	$4,079,577,447	$3,960,920,273

See accompanying notes which are an integral part of the financial statements.

F-6

Notes to Financial Statements

January 31, 2004

(Unaudited)

NOTE 1—Significant Accounting Policies

INVESCO Dynamics Fund (the “Fund”) is a series portfolio of AIM Stock Funds (the “Trust”, formerly known as, INVESCO Stock Funds, Inc.). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

F-7

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H.	Expenses — Each Class bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses, based on relative net assets of each Class.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate

First $350 million	0.60%

From $350 million to $700 million	0.55%

From $700 million to $2 billion	0.50%

From $2 billion to $4 billion	0.45%

From $4 billion to $6 billion	0.40%

From $6 billion to $8 billion	0.375%

Over $8 billion	0.35%

For the period November 25, 2003 through January 31, 2004, the Fund paid advisory fees to AIM of $3,793,518. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees to IFG of $6,336,554. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

AIM has contractually agreed to limit total annual operating expenses for Class A, Class B, Class C and Class K shares to 2.10%, 2.75%, 2.75% and 2.20%, respectively and has voluntarily agreed to limit total annual operating expenses of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.30%, 1.95%, 1.95%, 1.40%, 1.20% and 0.95%, respectively. The expense limitations exclude interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Trustees. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). For the six months ended January 31, 2004, AIM waived fees of $406.

For the period November 25,2003 through January 31, 2004, AIM reimbursed transfer agency expenses of the Fund of $0, $2,485, $30,242, $30,464 and $839,847 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed transfer agency expenses of the Fund of $375, $541, $64,204, $21,429 and $1,957,230 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. For the period November 25, 2003 through January 31, 2004, AIM reimbursed other class-specific expenses of the Fund of $0, $2,703, $0, $0 and $0 for Class A, Class B, Class C. Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed no other class-specific expenses of the Fund for Class A, Class B, Class C, Class K and Investor Class shares, respectively. For the period November 25, 2003 through January 31, 2004, AIM reimbursed fund level expenses of the Fund of $53,747. Prior to November 25, 2003, IFG reimbursed no fund level expenses of the Fund.

F-8

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates (continued)

AIM is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after AIM incurred the expense. At January 31, 2004, the reimbursement that may potentially be made by the Fund to AIM which will expire during the calendar year ended 2005 for Class A, Class B, Class C, Class K, Investor and Institutional Class shares were $0, $500, $91,253, $50,527, $5,826,662 and $0, respectively, and expiring during the calendar year ended 2006 for Class A, Class B, Class C, Class K, Investor and Institutional Class shares were $641, $4,473, $185,774, $54,694, $5,227,777 and $0, respectively and expiring during the calendar year ended 2007 for Class A, Class B, Class C, Class K, Investor and Institutional Class shares were $80, $5,249, $15,124, $30,790, $833,604 and $0, respectively. During the six months ended January 31, 2004, the Fund did not reimburse AIM for any previously reimbursed Fund expenses.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through January 31, 2004, AIM was paid $460,229 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, IFG was paid $485,067 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG retained $1,711,170 for such services. For the period October 1, 2003 through January 31, 2004, AISI retained $4,829,603 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K, Institutional Class and Investor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its actual expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the six months ended January 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid $18,919, $9,610, $72,240, $104,924 and $5,089,780, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the six months ended January 31, 2004 AIM Distributors retained $2,755 in front-end sales commissions from the sale of Class A shares and $0, $0, $530 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended January 31, 2004.

Investments of Daily Available Cash Balances:

	Market Value 07/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 01/31/04	Dividend Income	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$360,043,406	$(348,131,266)	$—	$11,912,140	$40,683	$—

Investments of Cash Collateral from Securities Lending Transactions:

	Market Value 07/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 01/31/04	Dividend Income*	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$36,892,514	$413,594,985	$(434,009,874)	$—	$16,477,625	$100,139	$—

Total	$36,892,514	$773,638,391	$(782,141,140)	$—	$28,389,765	$140,822	—

*	Dividend income is net of fees paid to security lending counterparties of $4,741

F-9

NOTE 4—Expense Offset Arrangements

Indirect expenses under directed brokerage arrangements are comprised of custodian credits resulting from security brokerage transactions. This directed brokerage arrangement was terminated on November 18, 2003. For the six months ended January 31, 2004, the Fund received reductions in custodian fees of $201,385 under an expense offset arrangements, which resulted in a reduction of the Fund’s total expenses of $201,385.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

During the six months ended January 31, 2004, the Fund paid legal fees of $2,146 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the six months ended January 31, 2004, the Fund had average daily borrowings of $7,754,826 with a weighted average interest rate of 1.24% and incurred interest expense of $48,644.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the six months ended January 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during six months ended January 31, 2004. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in an affiliated money market fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At January 31, 2004, securities with an aggregate value of $16,171,490 were on loan to brokers. The loans were secured by cash collateral of $16,477,625 received by the Fund and subsequently invested in an affiliated money market fund. For the January 31, 2004 ended six months, the Fund received dividends on cash collateral net of fees paid to counterparties of $100,139 for securities lending transactions.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distributions (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

July 31, 2010	$1,758,414,675

July 31, 2011	2,290,224,850

Total capital loss carryforward	$4,048,639,525

F-10

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2004 was $1,959,118,920 and $2,568,126,462, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$875,374,675

Aggregate unrealized (depreciation) of investment securities	(40,707,459)

Net unrealized appreciation of investment securities	$834,667,216

Cost of investments for tax purposes is $3,239,818,939.

NOTE 10—Share Information

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding

	Six months ended January 31, 2004		Year ended July 31, 2003
	Shares	Amount	Shares	Amount

Sold:
Class A	1,742,589	$22,998,548	11,092,918	$125,881,340

Class B	51,753	707,731	82,398	928,642

Class C	255,801	3,362,970	41,725,537	442,269,623

Class K	820,137	11,302,511	2,158,128	23,785,225

Investor Class	52,922,803	732,364,459	789,077,245	8,458,071,739

Institutional Class	723,313	10,359,493	1,411,996	15,709,144

Issued in connection with acquisitions:*
Class A	—	—	47,716	507,690

Class B	—	—	1,207	12,735

Class C	—	—	80,743	838,403

Class K	—	—	93	985

Investor Class	—	—	4,491,385	47,634,088

Automatic conversion of Class B shares to Class A shares:**
Class A	425	6,291	—	—

Class B	(431)	(6,291)	—	—

Reacquired:
Class A	(1,373,052)	(18,323,830)	(10,850,031)	(123,183,262)

Class B	(11,317)	(165,779)	(8,718)	(94,496)

Class C	(342,019)	(4,581,156)	(41,986,648)	(443,958,251)

Class K	(1,263,807)	(17,302,444)	(2,761,338)	(30,058,663)

Investor Class	(91,904,552)	(1,291,351,597)	(833,286,306)	(8,962,021,941)

Institutional Class	(845,163)	(12,036,144)	(1,345,394)	(15,141,041)

	(39,223,520)	$(562,665,238)	(40,069,069)	$(458,818,040)

*	Issued in connection with the acquisition of INVESCO Endeavor Fund.
**	Prior to the six months ended January 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

F-11

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Six months ended January 31, 2004		Year ended July 31, 2003	March 28, 2002 (Date sales commenced) to July 31, 2002

Net asset value, beginning of period	$12.84		$10.82	$15.30

Income from investment operations:
Net investment income (loss)	(0.06)		(0.09)	(0.03	)(a)

Net gains (losses) on securities (both realized and unrealized)	2.36		2.11	(4.45)

Total from investment operations	2.30		2.02	(4.48)

Net asset value, end of period	$15.14		$12.84	$10.82

Total return(b)	17.91%		18.56%	(29.22)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$12,807		$6,108	$2,006

Ratio of expenses to average net assets	1.30	%(c)(d)	1.24%	1.11	%(e)

Ratio of net investment income (loss) to average net assets	(0.89	)%(c)	(0.81)%	(0.76	)%(e)

Portfolio turnover rate(f)	48%		91%	81%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $10,751,888.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.31%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

F-12

Note 11—Financial Highlights (continued)

	Class B
	Six months ended January 31, 2004		Year ended July 31, 2003	March 28, 2002 (Date sales commenced) to July 31, 2002

Net asset value, beginning of period	$12.69		$10.78	$15.30

Income from investment operations:
Net investment income (loss)	(0.10)		(0.08)	(0.06	)(a)

Net gains (losses) on securities (both realized and unrealized)	2.32		1.99	(4.46)

Total from investment operations	2.22		1.91	(4.52)

Net asset value, end of period	$14.91		$12.69	$10.78

Total return(b)	17.49%		17.72%	(29.54)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,252		$1,409	$390

Ratio of expenses to average net assets:
With expense reimbursements	1.95	%(c)	1.96%	2.09	%(d)

Without expense reimbursements	2.55	%(c)	2.52%	2.09	%(d)

Ratio of net investment income (loss) to average net assets	(1.54	)%(c)	(1.53)%	(1.71	)%(d)

Portfolio turnover rate(e)	48%		91%	81%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $1,911,485.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-13

Note 11—Financial Highlights (continued)

	Class C
	Six months ended January 31, 2004		Year ended July 31,			February 14, 2000 (Date sales commenced) to July 31, 2000
			2003	2002	2001

Net asset value, beginning of period	$12.44		$10.60	$17.04	$27.78	$28.25

Income from investment operations:
Net investment income (loss)	(0.11)		(0.18)	(0.25)	(0.06)	(0.00	)(a)

Net gains (losses) on securities (both realized and unrealized)	2.29		2.02	(6.17)	(10.60)	(0.47)

Total from investment operations	2.18		1.84	(6.42)	(10.66)	(0.47)

Less distributions from net realized gains	—		—	(0.02)	(0.08)	—

Net asset value, end of period	$14.62		$12.44	$10.60	$17.04	$27.78

Total return(b)	17.52%		17.47%	(37.76)%	(38.45)%	(1.66)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$14,649		$13,537	$13,440	$28,887	$4,779

Ratio of expenses to average net assets:
With expense reimbursements	1.95	%(c)	1.96%	1.96%	1.86%	1.71	%(d)

Without expense reimbursements	3.26	%(c)	3.05%	2.16%	1.86%	1.71	%(d)

Ratio of net investment income (loss) to average net assets	(1.54	)%(c)	(1.54)%	(1.59)%	(1.34)%	(1.20	)%(d)

Portfolio turnover rate(e)	48%		91%	81%	55%	75%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $14,369,500.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-14

Note 11—Financial Highlights (continued)

	Class K
	Six months ended January 31, 2004		Year ended July 31,			November 30, 2000 (Date sales commenced) to July 31, 2001
			2003	2002

Net asset value, beginning of period	$12.74		$10.76	$17.19		$22.50

Income from investment operations:
Net investment income (loss)	(0.07)		(0.02)	(0.15	)(a)	(0.03)

Net gains (losses) on securities (both realized and unrealized)	2.34		2.00	(6.26)		(5.28)

Total from investment operations	2.27		1.98	(6.41)		(5.31)

Less distributions from net realized gains	—		—	(0.02)		—

Net asset value, end of period	$15.01		$12.74	$10.76		$17.19

Total return(b)	17.82%		18.40%	(37.32)%		(23.60)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$46,680		$45,258	$44,745		$6

Ratio of expenses to average net assets:
With expense reimbursements	1.40	%(c)	1.41%	1.36%		1.48	%(d)

Without expense reimbursements	1.62	%(c)	1.61%	1.36%		3.06	%(d)

Ratio of net investment income (loss) to average net assets	(0.99	)%(c)	(0.98)%	(1.05)%		(1.03	)%(d)

Portfolio turnover rate(e)	48%		91%	81%		55%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $46,379,612.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-15

Note 11—Financial Highlights (continued)

	Investor Class
	Six months ended January 31, 2004		Year ended July 31,					Three months ended July 31, 1999		Year ended April 30, 1999
			2003	2002	2001		2000

Net asset value, beginning of period	$12.81		$10.81	$17.23	$27.86		$19.39	$18.15		$16.41

Income from investment operations:
Net investment income (loss)	(0.06)		(0.00)	(0.00)	(0.12	)(a)	(0.00)	(0.00)		(0.00)

Net gains (losses) on securities (both realized and unrealized)	2.36		2.00	(6.40)	(10.43)		9.51	1.24		3.04

Total from investment operations	2.30		2.00	(6.40)	(10.55)		9.51	1.24		3.04

Less distributions from net realized gains	—		—	(0.02)	(0.08)		(1.04)	—		(1.30)

Net asset value, end of period	$15.11		$12.81	$10.81	$17.23		$27.86	$19.39		$18.15

Total return(b)	17.95%		18.50%	(37.17)%	(37.94)%		50.34%	6.83%		20.83%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$3,968,662		$3,863,821	$3,688,213	$6,562,467		$7,865,489	$2,471,482		$2,044,321

Ratio of expenses to average net assets:
With expense reimbursements	1.21	%(c)	1.21%	1.21%	1.00%		0.89%	1.03	%(d)	1.05%

Without expense reimbursements	1.35	%(c)	1.46%	1.23%	1.00%		0.89%	1.03	%(d)	1.05%

Ratio of net investment income (loss) to average net assets	(0.79	)%(c)	(0.78)%	(0.86)%	(0.49)%		(0.34)%	(0.32	)%(d)	(0.41)%

Portfolio turnover rate(e)	48%		91%	81%	55%		75%	23%		129%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $4,049,694,222.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-16

NOTE 11—Financial Highlights (continued)	Institutional Class
	Six months ended January 31, 2004		Year ended July 31,						May 22, 2000 (Date sales commenced) to July 31, 2000
			2003		2002		2001

Net asset value, beginning of period	$12.96		$10.88		$17.28		$27.87		$24.29

Income from investment operations:
Net investment income (loss)	(0.03)		(0.04	)(a)	(0.08	)(a)	(0.07	)(a)	(0.02	)(a)

Net gains (losses) on securities (both realized and unrealized)	2.39		2.12		(6.30)		(10.44)		3.60

Total from investment operations	2.36		2.08		(6.38)		(10.51)		3.58

Less distributions from net realized gains	—		—		(0.02)		(0.08)		—

Net asset value, end of period	$15.32		$12.96		$10.88		$17.28		$27.87

Total return(b)	18.21%		19.12%		(36.95)%		(37.78)%		14.74%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$34,528		$30,788		$25,133		$11,622		$22,989

Ratio of expenses to average net assets	0.77	%(c)	0.78%		0.84%		0.77%		0.77	%(d)

Ratio of net investment income (loss) to average net assets	(0.36	)%(c)	(0.34)%		(0.53)%		(0.26)%		(0.22	)%(d)

Portfolio turnover rate(e)	48%		91%		81%		55%		75%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $33,152,168.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 12—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. (“IVIF”). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

    A.    Regulatory Inquiries and Actions

        1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

F-17

NOTE 12—Legal Proceedings (continued)

        2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

        3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

    B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; recission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions alleging market timing throughout the mutual fund industry should be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against IFG have been conditionally transferred to the Panel in Maryland, and IFG and AIM anticipate that all other market timing actions that may be filed or that are already pending against IFG and/or AIM will be transferred to the Panel as well.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

F-18

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Dynamics Fund (“Fund”), a portfolio of AIM Stock Funds (formerly INVESCO Stock Funds, Inc. and AIM Stock Fund’s Inc.), (“Company”) a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, on November 4, 2003 and reconvened on November 11, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Trustees/Matter	Votes For	Withholding Authority

(1)*	Bob R. Baker	362,405,144	19,855,030
	Frank S. Bayley	362,437,628	19,822,546
	James T. Bunch	362,488,718	19,771,456
	Bruce L. Crockett	362,515,953	19,744,221
	Albert R. Dowden	362,455,376	19,804,798
	Edward K. Dunn, Jr.	362,445,962	19,814,212
	Jack M. Fields	362,484,095	19,776,079
	Carl Frischling	362,371,394	19,888,780
	Robert H. Graham	362,402,926	19,857,248
	Gerald J. Lewis	362,263,534	19,996,640
	Prema Mathai-Davis	362,317,138	19,943,036
	Lewis F. Pennock	362,372,299	19,887,875
	Ruth H. Quigley	362,270,092	19,990,082
	Louis S. Sklar	362,404,051	19,856,123
	Larry Soll, Ph.D.	362,452,103	19,808,071
	Mark H. Williamson	362,227,445	20,032,729

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.	144,722,910	2,076,044	7,819,764
(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	144,419,237	2,130,575	8,068,906
(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	302,828,268	16,875,556	62,556,350	**

A Special Meeting of Shareholders of the Company noted above was reconvened on October 28, 2003. At the reconvened meeting the following matters were then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	326,477,030	18,532,333	62,801,232	**
(2)	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	152,036,466	2,389,745	8,531,126
(3)	Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.	151,764,727	2,398,604	8,794,006

F-19

Proxy Results (Unaudited) (continued)

A Special Meeting of Shareholders of the Company noted above was reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	345,396,965	18,782,801	62,618,399	**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	354,789,002	19,165,807	57,283,120	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Stock Funds.
**	Includes Broker Non-Votes

F-20

OTHER INFORMATION

Trustees and Officers

Board of Trustees	Officers	Office of the Fund

Bob R. Baker

Frank S. Bayley

James T. Bunch

Bruce L. Crockett

Albert R. Dowden

Edward K. Dunn, Jr.

Jack M. Fields

Carl Frischling

Robert H. Graham

Gerald J. Lewis

Prema Mathai-Davis

Lewis F. Pennock

Ruth H. Quigley

Louis S. Sklar

Larry Soll, Ph.D.

Mark H. Williamson

Robert H. Graham

Chairman and President

Raymond R. Cunningham

Executive Vice President

Mark H. Williamson

Executive Vice President

Kevin M. Carome

Senior Vice President and Chief Legal Officer

Sidney M. Dilgren

Vice President and Treasurer

Robert G. Alley

Vice President

Stuart W. Coco

Vice President

Melville B. Cox

Vice President

Karen Dunn Kelley

Vice President

Edgar M. Larsen

Vice President

11 Greenway Plaza
Suite 100

Houston, TX 77046-1173

Investment Advisor

A I M Advisors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Sub-Advisor

INVESCO Institutional (N.A.), Inc.

One Midtown Plaza

1360 Peachtree Street, N.E.

Suite 100

Atlanta, GA 30309

Transfer Agent

A I M Investment Services, Inc.

P.O. Box 4739

Houston, TX 77210-4739

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Counsel to the Fund

Ballard Spahr

Andrews & Ingersoll, LLP

1735 Market Street

Philadelphia, PA 19103-7599

Counsel to the Trustees

Kramer, Levin, Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022-3852

Distributor

A I M Distributors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund2

AIM Small Cap Growth Fund3

AIM Trimark Endeavor Fund

AM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

* Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM Global Trends Fund5

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund7

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

1Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. 2As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. 3AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. 4AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. 5Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. 6Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. 7Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

AIMinvestments.com         I-DYN-SAR-1

Your goals. Our solutions.SM

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Funds	Products		Savings	Managed	Products	Investments	Management
			Plans	Accounts

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INVESCO Mid-Cap Growth Fund

Semiannual Report to Shareholders • January 31, 2004

COVER IMAGE

Your goals. Our solutions.SM

AIM LogoSM

INVESCO MID-CAP GROWTH FUND seeks long-term capital growth.

■	Unless otherwise indication, information presented is as of 1/31/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the appropriate prospectus.

Principal risks of investing in the fund

■	At any given time, the fund is subject to sector risk, which means a certain sector may underperform other sectors or the market as a whole. The fund is not limited with respect to the sectors in which it can invest.

■	By concentrating on a small number of holdings, the fund carries greater risk because each investment has a greater effect on the fund’s overall performance.

■	Investing in small and mid-size companies involves risks not associated with investing in more established companies. Also, small companies have business risk, significant stock price fluctuations and illiquidity.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest 100% of its assets in the securities of non-U.S. issuers.

About indexes used in this report

■	The unmanaged Russell Midcap® Growth Index is a subset of the Russell Midcap Index, which represents the performance of the stocks of domestic mid-capitalization companies; the Growth subset measures the performance of Russell Midcap companies with higher price/book ratios and higher forecasted growth values.

■	The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500® Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured             May lose value             No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

Dear Fellow Shareholder in The AIM Family of Funds®:

GRAHAM PHOTO	Major stock market indexes here and abroad delivered positive performance during the six months covered by this report. As is historically the case, bond market returns were more modest, but positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product during the third and fourth quarters of 2003. Overseas, particularly in Europe, economic performance picked up during the second half of 2003.

Robert H.Graham

Investors in the United States seem to have regained their confidence. They added $43.8 billion to U.S. stock mutual funds in January 2004 and $496 million to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during the month. As the reporting period closed, total mutual fund assets stood at a record $7.54 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking that 2004 will see a rerun of the markets’ good performance during 2003. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

For information on your fund’s performance and management during the reporting period, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. The Investment Company Institute, the industry trade group, and we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

GRAHAM SIGNATURE

Robert H. Graham Chairman and President

March 9, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Technology, consumer discretionary stocks strengthen INVESCO Mid-Cap Growth returns

During the six-month reporting period ended January 31, 2004, INVESCO Mid-Cap Growth Fund Class A shares returned 17.10% at net asset value. (If sales charges were included, returns would be lower.) Returns of other share classes are found at the bottom of page 3. The fund’s style-specific benchmark, the Russell Midcap Growth Index, returned 19.88%, and the broad-based benchmark, the S&P 500® Index, returned 15.22%.

Market conditions

The S&P 500 Index rallied amid a backdrop of generally improving economic conditions. During this rally, the nation’s gross domestic product (GDP), widely regarded as the broadest measure of economic activity, expanded at an annualized rate of 8.2% in the third quarter and 4.1% in the fourth quarter of 2003. In a report to Congress in February 2004, the Federal Reserve Board (the Fed) noted that industrial production, corporate profits and business and consumer spending all increased during the reporting period.

Indeed, total sales from November 2003 through January 2004 were up 6.2% compared with the same three months a year earlier. The period included the holiday season, which is critical from a sales perspective for many businesses. The Fed also noted in its report that capital spending increased, and there was evidence that some firms had started to build up their inventories. Indicators that business confidence had improved. The housing market also continued to be “robust,” according to the Fed.

Inflation was subdued and interest rates were low. During the reporting period, the Fed kept the short-term federal funds rate at 1.00%, its lowest level since 1958. The job market remained weak, however. While the unemployment rate declined during the reporting period, it was still 5.6% at the end of January 2004.

All sectors of the S&P 500 Index recorded gains for the reporting period. Information technology, energy and industrials were the top-performing sectors while health care, consumer staples and telecommunication services were the weakest-performing sectors.

The multi-year bear market bottomed in March 2003, and the market has steadily climbed since then. During the market rally, small- and mid-cap stocks have generally outpaced large-cap stocks and, as a result, the fund has posted strong gains over the past six months.

Your fund

Over the past six months, we increased the fund’s weighting in the technology, consumer discretionary and telecommunications services sectors and decreased exposure to more defensive sectors, including consumer discretionary, consumer staples and financials. We did this to take better advantage of the economy’s improving momentum and outlook. The fund outperformed the S&P 500 Index for three principal reasons:

■	The fund was overweight in technology in comparison with the S&P 500 Index, and technology was one of the broad-based index’s best-performing sectors.

■	We had strong stock selection in health care.

■	We had strong stock selection in consumer staples and industrials.

The fund’s health care holdings contributed positively to the fund’s performance. Zimmer Holdings (orthopedic implants), Teva Pharmaceutical Industries (generic drugs) and Boston Scientific (drug-coated stents) were the key contributors.

The fund’s industrial sector stocks were positive

TOP 10 EQUITY HOLDINGS*

1. Juniper Networks, Inc.	2.4%
2. EchoStar Communications Corp.-Class A	2.2
3. Siebel Systems, Inc.	2.2
4. Xilinx, Inc.	2.2
5. Legg Mason, Inc.	2.2
6. Mandalay Resort Group	2.1
7. Network Appliance, Inc.	2.1
8. Zimmer Holdings, Inc.	2.0
9. Univision Communications Inc.-Class A	1.9
10. TJX Cos., Inc. (The)	1.9

TOP 10 INDUSTRIES*

1. Semiconductors	8.0%
2. Application Software	7.9
3. Broadcasting & Cable TV	7.8
4. Asset Management & Custody Banks	6.0
5. Pharmaceuticals	5.6
6. Health Care Equipment	4.8
7. Communication Equipment	4.3
8. Computer Storage & Peripherals	3.3
9. Data Processing & Outsourced Services	3.0
10. Industrial Machinery	2.9

*	Excludes money market fund holdings. The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

contributors. Donaldson Co. (industrial filters), Apollo Group (commercial education) and Robert Half International (professional staffing) fueled strong performance in this sector. Financials also contributed positively to fund performance, with the key stocks being more volatile holdings such as Legg Mason.

While the fund’s technology stocks generally posted impressive gains, they didn’t quite keep pace with the rally in the most speculative tech stocks that had become even more depressed in price at the March 2003 market bottom. We missed a performance opportunity by not holding such stocks as International Game Technology, Electronic Arts and Staples, which returned 91%, 81% and 55%, respectively.

The biggest contributors to fund performance were Juniper Networks, Inc., which returned 65.48% for the reporting period, and Zimmer Holdings, Inc., which returned 59.47%. Juniper Networks, which designs and sells Internet protocol routers for private and public access networks, has experienced impressive growth in a market dominated by Cisco. Early in 2004 Juniper announced plans to acquire NetScreen Technologies in a stock deal initially valued at about $4 billion.

Detracting from fund performance was Gilead Sciences, which declined after the company missed its fourth-quarter earnings projections and forward earnings estimates were revised downward. Also negatively impacting fund performance was The BISYS Group, a data processing outsourcing firm, which declined 26.24% during the reporting period.

The company announced its first quarter (fiscal year 2004) earnings would fall substantially short of estimates due to a shortfall in its insurance customer business. Both stocks were sold during the reporting period.

In closing

We are pleased with the fund’s double-digit returns over the past six months as we continued to seek long-term capital growth by investing at least 80% of the fund’s total net assets in common stock of high quality growth companies with medium market capitalizations.

See important fund and index disclosures inside front cover.

MILLER PHOTO

Timothy J. Miller

Mr. Miller, CFA, is lead portfolio manager of INVESCO Mid-Cap Growth Fund. As INVESCO’s chief investment officer, he is responsible for developing resources and providing overall strategic direction to the investment team and assists in the management of INVESCO’s team-managed growth funds. Prior to joining INVESCO in 1992, Mr. Miller served as an analyst/portfolio manager. His investment career began in 1979. Mr. Miller holds a master’s of business administration from the University of Missouri in St. Louis and a bachelor’s in business administration from St. Louis University.

FENTON PHOTO

Michelle Espelien Fenton

Ms. Fenton, CFA, has more than eight years of investment industry experience. Before joining the investment division of INVESCO in 1998, she worked as an equity analyst. Ms. Fenton received her bachelor’s degree in finance from Montana State University.

FUND VS. INDEXES

Total returns, 7/31/03-1/31/04, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	17.10%
Class B Shares	16.68
Class C Shares	16.72
Institutional Class Shares	17.24
Investor Class Shares	17.07
Russell Midcap Growth Index	19.88
S&P 500 Index	15.22
Lipper Mid-Cap Growth Fund Index	15.37
Source: Lipper, Inc.

TOTAL NUMBER OF HOLDINGS*	76
TOTAL NET ASSETS	$20.2 million

[ARROW GRAPHIC LOGO]

For a presentation of your fund’s long-term performance record, please turn the page.

3

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Below you will find a presentation of your fund’s long-term performance record for periods ended 1/31/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/04, including sales charges

Class A Shares
Inception (10/1/01)	12.29%
1 Year	30.13

Class B Shares
Inception (10/1/01)	13.12%
1 Year	31.82

Class C Shares
Inception (10/1/01)	13.90%
1 Year	35.78

Investor Class Shares
Inception (9/3/02)	27.29%
1 Year	37.73

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/03, including sales charges

Class A Shares
Inception (10/1/01)	11.42%
1 Year	24.55

Class B Shares
Inception (10/1/01)	12.29%
1 Year	25.91

Class C Shares
Inception (10/1/01)	13.09%
1 Year	29.76

Investor Class Shares
Inception (9/3/02)	26.65%
1 Year	31.82

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares have no sales charge; therefore, performance quoted is at net asset value. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses, returns would have been lower.

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For More Information Visit AlMinvestments.con

4

SUPPLEMENT TO SEMIANNUAL REPORT DATED 1/31/04

INVESCO Mid-Cap Growth Fund

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Performance of Institutional Class shares will differ from performance of Investor Class shares due to differing sales charges and class expenses.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 1/31/04

Inception (9/9/98)	11.90%
5 Years	7.80
1 Year	38.20
6 Months*	17.24

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 12/31/03, most recent calendar quarter-end

Inception (9/9/98)	11.52%
5 Years	7.49
1 Year	32.10
6 Months*	18.77

*Cumulative	return that has not been annualized.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call 800-525-8085, where you can also obtain more current month-end performance. A I M Distributors, Inc.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

	Your goals. Our solutions.SM	AIM LogoSM
AIMinvestments.com I-MCG-INS-2

FINANCIALS

Schedule of Investments

January 31, 2004

(Unaudited)

	Shares	Market Value

Common Stocks & Other Equity Interests–95.89%

Advertising–0.69%
Omnicom Group Inc.	1,700	$140,080

Aerospace & Defense–1.32%
L-3 Communications Holdings, Inc.(a)	5,000	267,300

Air Freight & Logistics–1.50%
Robinson (C.H.) Worldwide, Inc.	8,001	303,238

Apparel Retail–1.87%
TJX Cos., Inc. (The)	16,485	378,990

Application Software–7.90%
Amdocs Ltd. (United Kingdom)(a)	10,600	300,722

BEA Systems, Inc.(a)	21,600	272,808

Fair Issac Corp.	5,300	314,661

Intuit Inc.(a)	5,350	269,747

Siebel Systems, Inc.(a)	33,100	441,223

		1,599,161

Asset Management & Custody Banks–6.01%
Franklin Resources, Inc.	5,700	329,289

Legg Mason, Inc.	4,950	438,322

Northern Trust Corp.	4,920	233,700

T. Rowe Price Group Inc.	4,100	213,733

		1,215,044

Biotechnology–1.74%
Biotech HOLDRS Trust(a)	400	56,060

Genzyme Corp.(a)	5,400	296,190

		352,250

Broadcasting & Cable TV–7.75%
Cox Communications, Inc.–Class A(a)	11,000	376,860

Cox Radio, Inc.–Class A(a)	7,400	172,198

EchoStar Communications Corp.–Class A(a)	12,150	443,475

Scripps Co. (E.W.) (The)–Class A	2,000	190,220

Univision Communications Inc.–Class A(a)	10,900	385,533

		1,568,286

Casinos & Gaming–2.42%
International Game Technology	1,800	67,428

Mandalay Resort Group	9,000	421,830

		489,258

	Shares	Market Value

Communications Equipment–4.29%
Emulex Corp.(a)	10,100	$274,013

Foundry Networks, Inc.(a)	4,900	116,767

Juniper Networks, Inc.(a)	16,500	476,685

		867,465

Computer Storage & Peripherals–3.31%
Lexmark International, Inc.(a)	3,000	248,670

Network Appliance, Inc.(a)	18,825	420,927

		669,597

Construction & Farm Machinery & Heavy Trucks–0.89%
PACCAR Inc.	2,300	180,849

Data Processing & Outsourced Services–2.98%
Fiserv, Inc.(a)	8,447	315,580

Hewitt Associates, Inc.–Class A(a)	8,300	287,180

		602,760

Distillers & Vintners–0.51%
Constellation Brands, Inc.–Class A(a)	3,100	103,974

Diversified Commercial Services–2.44%
Apollo Group, Inc.–Class A(a)	4,215	313,006

Cintas Corp.	4,000	180,600

		493,606

Employment Services–1.42%
Robert Half International Inc.(a)	12,200	286,578

Environmental Services–0.37%
Stericycle, Inc.(a)	1,700	75,140

Food Retail–0.96%
Whole Foods Market, Inc.	2,895	195,326

Health Care Distributors–1.63%
Henry Schein, Inc.(a)	4,700	329,658

Health Care Equipment–4.77%
Biomet, Inc.	4,300	166,238

Boston Scientific Corp.(a)	3,750	152,962

Stryker Corp.	2,700	239,598

Zimmer Holdings, Inc.(a)	5,300	405,450

		964,248

F-1

	Shares	Market Value

Health Care Services–2.03%
Caremark Rx, Inc.(a)	8,000	$214,000

Lincare Holdings Inc.(a)	6,125	197,102

		411,102

Health Care Supplies–1.06%
Smith & Nephew PLC (United Kingdom)	24,600	215,059

Homebuilding–1.10%
D.R. Horton, Inc.	3,300	92,730

Pulte Homes, Inc.	3,000	129,420

		222,150

Hotels, Resorts & Cruise Lines–1.39%
Hilton Hotels Corp.	17,600	281,600

Industrial Gases–0.94%
Praxair, Inc.	5,350	189,443

Industrial Machinery–2.91%
Donaldson Co., Inc.	5,315	287,116

Eaton Corp.	2,600	301,990

		589,106

Integrated Oil & Gas–1.47%
Murphy Oil Corp.	4,900	296,744

Leisure Products–1.29%
Marvel Enterprises, Inc.(a)	8,100	261,063

Managed Health Care–0.93%
Anthem, Inc.(a)	2,300	188,094

Metal & Glass Containers–1.07%
Ball Corp.	3,475	217,431

Oil & Gas Equipment & Services–1.63%
Smith International, Inc.(a)	6,800	329,528

Oil & Gas Exploration & Production–0.90%
Apache Corp.	4,714	181,395

Pharmaceuticals–5.57%
Barr Pharmaceuticals Inc.(a)	3,650	274,809

Shire Pharmaceuticals Group PLC–ADR (United Kingdom)(a)	11,900	348,075

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	6,000	375,540

Valeant Pharmaceuticals International	5,500	129,140

		1,127,564

	Shares	Market Value

Property & Casualty Insurance–1.62%
Ambac Financial Group, Inc.	2,917	$218,104

SAFECO Corp.	2,500	108,825

		326,929

Restaurants–1.42%
Applebee’s International, Inc.	2,500	95,300

CBRL Group, Inc.	2,400	90,072

Starbucks Corp.(a)	2,800	102,928

		288,300

Semiconductor Equipment–1.44%
KLA–Tencor Corp.(a)	5,100	291,057

Semiconductors–7.97%
Altera Corp.(a)	9,625	215,504

Linear Technology Corp.	8,370	334,800

Maxim Integrated Products, Inc.	5,885	301,018

Microchip Technology Inc.	11,125	320,400

Xilinx, Inc.(a)	10,500	440,055

		1,611,777

Specialty Stores–1.45%
Staples, Inc.(a)	11,000	292,710

Systems Software–2.86%
Symantec Corp.(a)	8,400	325,920

VERITAS Software Corp.(a)	7,700	253,022

		578,942

Trading Companies & Distributors–1.02%
Fastenal Co.	4,275	205,542

Wireless Telecommunication Services–1.05%
Nextel Partners, Inc.–Class A(a)	16,400	212,052

Total Common Stocks & Other Equity Interests (Cost $16,047,315)		19,400,396

Money Market Funds–1.92%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $387,814)(b)	387,814	387,814

TOTAL INVESTMENTS–97.81% (Cost $16,435,129)		19,788,210

OTHER ASSETS LESS LIABILITIES–2.19%		442,605

NET ASSETS–100.00%		$20,230,815

InvestmentAbbreviations:
ADR – American Depositary Receipt
HOLDRS– Holding Company Depositary Receipts

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

F-2

Statement of Assets and Liabilities

January 31, 2004

(Unaudited)

Assets:
Investments, at market value (cost $16,047,315)	$19,400,396

Investments in affiliated money market funds (cost $387,814)	387,814

Total investments (cost $16,435,129)	19,788,210

Receivables for:
Investments sold	395,315

Fund shares sold	10,643

Dividends	4,130

Amount due from advisor	91,702

Investment for deferred compensation and retirement plans	2,390

Other assets	29,447

Total assets	20,321,837

Liabilities:
Payables for:
Investments purchased	4,384

Fund shares reacquired	42,537

Deferred compensation and retirement plans	2,429

Accrued distribution fees	8,079

Accrued trustees’ fees	491

Accrued operating expenses	33,102

Total liabilities	91,022

Net assets applicable to shares outstanding	$20,230,815

Net assets consist of:
Shares of beneficial interest	$18,072,986

Undistributed net investment income (loss)	(133,068)

Undistributed net realized gain (loss) from investment securities and foreign currencies	(1,062,184)

Unrealized appreciation of investment securities	3,353,081

$20,230,815

Net Assets:
Class A	$7,406,260

Class B	$3,002,968

Class C	$2,765,577

Investor Class	$5,721,769

Institutional Class	$1,334,241

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	452,050

Class B	186,512

Class C	172,842

Investor Class	348,668

Institutional Class	81,047

Class A:
Net asset value per share	$16.38

Offering price per share:
(Net asset value of $16.38 ÷ 94.50%)	$17.33

Class B:
Net asset value and offering price per share	$16.10

Class C:
Net asset value and offering price per share	$16.00

Investor Class:
Net asset value and offering price per share	$16.41

Institutional Class:
Net asset value and offering price per share	$16.46

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Operations

For the six months ended January 31, 2004

(Unaudited)

Investment income:
Dividends (net of foreign withholding tax of $252)	$32,197

Dividends from affiliated money market funds	2,687

Total investment income	34,884

Expenses:
Advisory fees	94,140

Administrative services fees	9,264

Custodian fees	8,282

Distribution fees:
Class A	12,162

Class B	13,756

Class C	13,112

Investor Class	6,423

Transfer agent fees:
Class A	11,358

Class B	4,488

Class C	5,617

Investor Class	19,554

Institutional Class	793

Trustees’ fees	4,246

Registration and filing fees	44,293

Printing and postage fees	23,148

Professional fees	32,551

Other	2,494

Total expenses	305,681

Less: Fees waived and expenses reimbursed	(137,846)

Net expenses	167,835

Net investment income (loss)	(132,951)

Realized and unrealized gain from investment securities and foreign currencies:
Net realized gain from:
Investment securities	1,331,417

Foreign currencies	286

1,331,703

Change in net unrealized appreciation of investment securities	1,608,771

Net gain from investment securities and foreign currencies	2,940,474

Net increase in net assets resulting from operations	$2,807,523

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Changes in Net Assets

For the six months ended January 31, 2004, the three months ended July 31, 2003 and the year ended April 30, 2003

(Unaudited)

	Six months ended January 31, 2004	Three months ended July 31, 2003	Year ended April 30, 2003

Operations:
Net investment income (loss)	$(132,951)	$(54,471)	$(131,697)

Net realized gain (loss) from investment securities and foreign currencies	1,331,703	358,022	(647,698)

Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	1,608,771	1,153,489	(380,224)

Net increase (decrease) in net assets resulting from operations	2,807,523	1,457,040	(1,159,619)

Share transactions–net:
Class A	(127,773)	261,100	3,400,934

Class B	111,078	105,376	1,211,254

Class C	133,647	37,745	1,678,542

Investor Class	1,168,005	954,033	2,456,802

Institutional Class	(149,807)	37,841	(938,761)

Net increase in net assets resulting from share transactions	1,135,150	1,396,095	7,808,771

Net increase in net assets	3,942,673	2,853,135	6,649,152

Net assets:
Beginning of period	16,288,142	13,435,007	6,785,855

End of period (including undistributed net investment income (loss) of $(133,068), $(117) and $(102) for January 31, 2004, July 31, 2003 and April 30, 2003, respectively)	$20,230,815	$16,288,142	$13,435,007

NOTE 1—Significant Accounting Policies

INVESCO Mid-Cap Growth Fund (the “Fund”) is a series portfolio of AIM Stock Funds (the “Trust”, formerly known as, INVESCO Stock Funds, Inc.). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

F-5

Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
E.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
F.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G.	Expenses — Each Class bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses, based on relative net assets of each Class.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets. For the period November 25, 2003 through January 31, 2004, the Fund paid advisory fees to AIM of $36,497. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees to IFG of $57,643. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

AIM has contractually agreed to limit total annual operating expenses for Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 2.10%, 2.75%, 2.75%, 2.20%, 2.00% and 1.75%, respectively and has voluntarily agreed to limit total annual operating expenses of Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares to 1.65%, 2.30%, 2.30%, 1.75%, 1.55% and 1.30%, respectively. The expense limitations exclude interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Trustees. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund, if any). For the six months ended January 31, 2004, AIM waived fees of $30,828.

F-6

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates (continued)

For the period November 25, 2003 through January 31, 2004, AIM reimbursed other class-specific expenses of the Fund of $16,535, $12,309, $12,327, $12,288 and $23,991 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed other class-specific expenses of the Fund of $9,461, $3,077, $4,746, $178 and $12,088 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively. For the period November 25, 2003 through January 31, 2004, AIM reimbursed fund level expenses of the Fund of $18. Prior to November 25, 2003, IFG did not reimburse fund level expenses of the Fund.

AIM is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after AIM incurred the expense. At January 31, 2004, the reimbursement that may potentially be made by the Fund to AIM which will expire during the calendar year ended 2005 for Class A, Class B, Class C, Investor Class and Institutional Class was $30,539, $14,480, $16,192, $7,739 and $25,661, respectively, expiring during the calendar year ended 2006 for Class A, Class B, Class C, Investor Class and Institutional Class was $39,221, $17,947, $22,737, $32,105 and $19,008, respectively and expiring during the calendar year ended 2007 for Class A, Class B, Class C, Investor Class and Institutional Class was $28,642, $17,191, $16,911, $32,849 and $13,490, respectively. During the six months ended January 31, 2004, the Fund did not reimburse AIM for previously reimbursed Fund expenses.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through January 31, 2004, AIM was paid $4,545 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, IFG was paid $4,719 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG retained $11,484 for such services. For the period October 1, 2003 through January 31, 2004, AISI retained $28,383 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K, Investor Class and Institutional Class shares of the Fund. Class K shares have not commenced operations. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.45% of the average daily net assets of Class K shares and 0.25% of the average daily net assets of Investor Class shares. Of these amounts, 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended January 31, 2004, the Class A, Class B, Class C and Investor Class shares paid $12,162, $13,756, $13,112 and $6,423, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the six months ended January 31, 2004 AIM Distributors retained $2,293 in front-end sales commissions from the sale of Class A shares and $7, $0 and $49 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) to invest daily available cash balances in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended January 31, 2004.

Fund	Market Value 07/31/2003	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 01/31/2004	Dividend Income	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$1,050,344	$11,537,453	$(12,199,983)	$—	$387,814	$2,687	$—

F-7

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of transfer agency credits resulting from Demand Deposit Account (DDA) balances in transfer agency clearing accounts and custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended January 31, 2004, the Fund did not receive reductions in transfer agent fees from AISI (an affiliate of AIM) or reductions in custodian fees under expense offset arrangements.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

During the six months ended January 31, 2004, the Fund paid legal fees of $517 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the six months ended January 31, 2004.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the six months ended January 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during six months ended January 31, 2004. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

July 31, 2009	$1,926,559

July 31, 2010	117,419

Total capital loss carryforward	$2,043,978

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2004 was $10,809,352 and $9,623,997, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,234,433

Aggregate unrealized (depreciation) of investment securities	(123,821)

Net unrealized appreciation of investment securities	$3,110,612

Cost of investments for tax purposes is $16,677,598.

F-8

NOTE 9—Share Information

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class K shares have not commenced operations.

Changes in Shares Outstanding

	Six months ended January 31, 2004		Three months ended July 31, 2003		Year ended April 30, 2003
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	77,625	$1,199,881	49,045	$662,425	378,737	$4,762,893

Class B	19,247	293,424	10,870	144,105	125,030	1,554,913

Class C	143,386	2,200,743	102,319	1,341,516	210,430	2,630,204

Investor Class *	707,117	10,800,288	160,744	2,163,284	705,662	8,614,158

Institutional Class	3,545	51,911	3,864	51,600	47,746	700,351

Automatic conversion of Class B shares to Class A shares:**
Class A	408	6,435	—	—	—	—

Class B	(415)	(6,435)	—	—	—	—

Reacquired:
Class A	(86,872)	(1,334,089)	(29,944)	(401,325)	(112,659)	(1,361,959)

Class B	(11,462)	(175,911)	(2,938)	(38,729)	(28,233)	(343,659)

Class C	(139,036)	(2,067,096)	(99,974)	(1,303,771)	(78,976)	(951,662)

Investor Class *	(629,688)	(9,632,283)	(89,794)	(1,209,251)	(505,373)	(6,157,356)

Institutional Class	(12,916)	(201,718)	(993)	(13,759)	(130,099)	(1,639,112)

	70,939	$1,135,150	103,199	$1,396,095	612,265	$7,808,771

*	Investor Class shares commenced sales on September 3, 2002.
**	Prior to the six months ended January 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

F-9

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Six months ended January 31, 2004		Three months ended July 31, 2003		Year ended April 30, 2003	October 1, 2001 (Date sales commenced) to April 30, 2002

Net asset value, beginning of period	$13.98		$12.65		$14.95	$11.80

Income from investment operations:
Net investment income (loss)	(0.10)		(0.00)		(0.12)	(0.10	)(a)

Net gains (losses) on securities (both realized and unrealized)	2.50		1.33		(2.18)	3.25

Total from investment operations	2.40		1.33		(2.30)	3.15

Net asset value, end of period	$16.38		$13.98		$12.65	$14.95

Total return(b)	17.17%		10.51%		(15.38)%	26.69%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$7,406		$6,444		$5,587	$2,627

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.65	%(c)	1.65	%(d)	1.65%	1.65	%(d)

Without fee waivers and expense reimbursements	2.73	%(c)	2.85	%(d)	2.77%	3.09	%(d)

Ratio of net investment income (loss) to average net assets	(1.28	)%(c)	(1.28	)%(d)	(1.16)%	(1.44	)%(d)

Portfolio turnover rate(e)	54%		23%		50%	23%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $6,912,178.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

	Class B
	Six months ended January 31, 2004		Three months ended July 31, 2003		Year ended April 30, 2003	October 1, 2001 (Date sales commenced) to April 30, 2002

Net asset value, beginning of period	$13.79		$12.49		$14.86	$11.80

Income from investment operations:
Net investment income (loss)	(0.14)		(0.02)		(0.17)	(0.15	)(a)

Net gains (losses) on securities (both realized and unrealized)	2.45		1.32		(2.20)	3.21

Total from investment operations	2.31		1.30		(2.37)	3.06

Net asset value, end of period	$16.10		$13.79		$12.49	$14.86

Total return(b)	16.75%		10.41%		(15.95)%	25.93%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$3,003		$2,470		$2,139	$1,106

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.30	%(c)	2.30	%(d)	2.30%	2.30	%(d)

Without fee waivers and expense reimbursements	3.75	%(c)	3.68	%(d)	3.71%	4.06	%(d)

Ratio of net investment income (loss) to average net assets	(1.93	)%(c)	(1.92	)%(d)	(1.81)%	(2.14	)%(d)

Portfolio turnover rate(e)	54%		23%		50%	23%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $2,736,142.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-10

NOTE 10—Financial Highlights (continued)

	Class C
	Six months ended January 31, 2004		Three months ended July 31, 2003		Year ended April 30, 2003	October 1, 2001 (Date sales commenced) to April 30, 2002

Net asset value, beginning of period	$13.70		$12.42		$14.84	$11.80

Income from investment operations:
Net investment income (loss)	(0.15)		(0.02)		(0.25)	(0.14	)(a)

Net gains (losses) on securities (both realized and unrealized)	2.45		1.30		(2.17)	3.18

Total from investment operations	2.30		1.28		(2.42)	3.04

Net asset value, end of period	$16.00		$13.70		$12.42	$14.84

Total return(b)	16.79%		10.31%		(16.31)%	25.76%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,766		$2,308		$2,063	$515

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.30	%(c)	2.30	%(d)	2.30%	2.30	%(d)

Without fee waivers and expense reimbursements	3.93	%(c)	3.86	%(d)	3.88%	4.45	%(d)

Ratio of net investment income (loss) to average net assets	(1.93	)%(c)	(1.92	)%(d)	(1.80)%	(2.13	)%(d)

Portfolio turnover rate(e)	54%		23%		50%	23%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $2,608,188.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

	Investor Class
	Six months ended January 31, 2004		Three months ended July 31, 2003		September 3, 2002 (Date sales commenced) to April 30, 2003

Net asset value, beginning of period	$14.00		$12.66		$11.66

Income from investment operations:
Net investment income (loss)	(0.08)		(0.01)		(0.07	)(a)

Net gains on securities (both realized and unrealized)	2.49		1.35		1.07

Total from investment operations	2.41		1.34		1.00

Net asset value, end of period	$16.41		$14.00		$12.66

Total return(b)	17.21%		10.58%		8.58%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$5,722		$3,798		$2,536

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.55	%(c)	1.55	%(d)	1.55	%(d)

Without fee waivers and expense reimbursements	3.28	%(c)	3.55	%(d)	3.57	%(d)

Ratio of net investment income (loss) to average net assets	(1.18	)%(c)	(1.18	)%(d)	(1.01	)%(d)

Portfolio turnover rate(e)	54%		23%		50%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $5,110,171.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-11

NOTE 10—Financial Highlights (continued)

	Institutional Class
	Six months ended January 31, 2004		Three months ended July 31, 2003		Year ended April 30,					September 9, 1998 (Date operations commenced) to April 30, 1999
					2003		2002	2001	2000

Net asset value, beginning of period	$14.04		$12.69		$14.94		$14.78	$19.03	$12.76	$10.00

Income from investment operations:
Net investment income (loss)	(0.08)		(0.03	)(a)	(0.11	)(a)	(0.15)	(0.13)	(0.12)	(0.02)

Net gains (losses) on securities (both realized and unrealized)	2.50		1.38		(2.14)		0.31	(2.38)	6.41	2.78

Total from investment operations	2.42		1.35		(2.25)		0.16	(2.51)	6.29	2.76

Less distributions:
Distributions from net realized gains	—		—		—		—	(1.64)	(0.02)	—

Returns of capital	—		—		—		—	(0.10)	—	—

Total distributions	—		—		—		—	(1.74)	(0.02)	—

Net asset value, end of period	$16.46		$14.04		$12.69		$14.94	$14.78	$19.03	$12.76

Total return(b)	17.24%		10.64%		(15.06)%		1.08%	(13.60)%	49.49%	27.50%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,334		$1,269		$1,111		$2,538	$19,742	$17,703	$6,185

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.30	%(c)	1.30	%(d)	1.30%		1.30%	1.30%	1.31%	1.30	%(d)

Without fee waivers and expense reimbursements	3.45	%(c)	3.15	%(d)	3.35%		2.29%	1.88%	2.48%	7.74	%(d)

Ratio of net investment income (loss) to average net assets	(0.93	)%(c)	(0.93	)%(d)	(0.83)%		(1.06)%	(0.90)%	(0.95)%	(0.68	)%(d)

Portfolio turnover rate(e)	54%		23%		50%		23%	41%	42%	24%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $1,358,981.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-12

NOTE 11—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. (“IVIF”). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

    A.    Regulatory Inquiries and Actions

        1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

        2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

        3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

    B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits

F-13

NOTE 11—Legal Proceedings (continued)

have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; recission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions alleging market timing throughout the mutual fund industry should be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against IFG have been conditionally transferred to the Panel in Maryland, and IFG and AIM anticipate that all other market timing actions that may be filed or that are already pending against IFG and/or AIM will be transferred to the Panel as well.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

F-14

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Mid-Cap Growth Fund (“Fund”), a portfolio of AIM Stock Funds (formerly INVESCO Stock Funds, Inc. and AIM Stock Funds, Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, on November 4, 2003 and reconvened on November 11, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Trustees/Matter	Votes For	Withholding Authority

(1)*	Bob R. Baker Frank S. Bayley James T. Bunch Bruce L. Crockett Albert R. Dowden Edward K. Dunn, Jr. Jack M. Fields Carl Frischling Robert H. Graham Gerald J. Lewis Prema Mathai-Davis Lewis F. Pennock Ruth H. Quigley Louis S. Sklar Larry Soll, Ph.D. Mark H. Williamson	362,405,144 362,437,628 362,488,718 362,515,953 362,455,376 362,445,962 362,484,095 362,371,394 362,402,926 362,263,534 362,317,138 362,372,299 362,270,092 362,404,051 362,452,103 362,227,445	19,855,030 19,822,546 19,771,456 19,744,221 19,804,798 19,814,212 19,776,079 19,888,780 19,857,248 19,996,640 19,943,036 19,887,875 19,990,082 19,856,123 19,808,071 20,032,729

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(2)	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	855,588	13,597	9,007

(3)	Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc	855,004	13,537	9,651

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	302,828,268	16,875,556	62,556,350	**

A Special Meeting of Shareholders of the Company noted above was reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	326,477,030	18,532,333	62,801,232	**

F-15

Proxy Results (Unaudited) (continued)

A Special Meeting of Shareholders of the Company noted above was reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	345,396,965	18,782,801	62,618,399	**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation	354,789,002	19,165,807	57,283,120	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Stock Funds.
**	Includes Broker Non-Votes

F-16

OTHER INFORMATION

Trustees and Officers

Board of Trustees	Officers	Office of the Fund

Bob R. Baker

Frank S. Bayley

James T. Bunch

Bruce L. Crockett

Albert R. Dowden

Edward K. Dunn, Jr.

Jack M. Fields

Carl Frischling

Robert H. Graham

Gerald J. Lewis

Prema Mathai-Davis

Lewis F. Pennock

Ruth H. Quigley

Louis S. Sklar

Larry Soll, Ph.D.

Mark H. Williamson

Robert H. Graham

Chairman and President

Raymond R. Cunningham

Executive Vice President

Mark H. Williamson

Executive Vice President

Kevin M. Carome

Senior Vice President and Chief Legal Officer

Sidney M. Dilgren

Vice President and Treasurer

Robert G. Alley

Vice President

Stuart W. Coco

Vice President

Melville B. Cox

Vice President

Karen Dunn Kelley

Vice President

Edgar M. Larsen

Vice President

11 Greenway Plaza
Suite 100

Houston, TX 77046-1173

Investment Advisor

A I M Advisors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Sub-Advisor

INVESCO Institutional (N.A.), Inc.

One Midtown Plaza

1360 Peachtree Street, N.E.

Suite 100

Atlanta, GA 30309

Transfer Agent

A I M Investment Services, Inc.

P.O. Box 4739

Houston, TX 77210-4739

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Counsel to the Fund

Ballard Spahr

Andrews & Ingersoll, LLP

1735 Market Street

Philadelphia, PA 19103-7599

Counsel to the Trustees

Kramer, Levin, Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022-3852

Distributor

A I M Distributors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund2

AIM Small Cap Growth Fund3

AIM Trimark Endeavor Fund

AIM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM Global Trends Fund5

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund7

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

1Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. 2As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. 3AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. 4AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. 5Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. 6Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. 7Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

AIMinvestments.co         I-MCG-SAR-1

Your goals. Our solutions.SM

Mutual Funds	Retirement Products	Annuities	College Savings Plans	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management	AIM LogoSM

INVESCO S&P 500 Index Fund

Semiannual Report to Shareholders  •  January 31, 2004

COVER IMAGE

Your goals. Our solutions.SM

AIM LogoSM

INVESCO S&P 500 INDEX FUND seeks price performance and income comparable to the Standard & Poor’s 500 Composite Stock Price Index.

■	Unless otherwise stated, information presented is as of 1/31/04 and is based on total net assets.

About share classes

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the appropriate prospectus.

Principal risk of investing in the fund

■	The fund is not actively managed; instead, the fund seeks to track the performance of the S&P 500® Index. Therefore, when the S&P 500 Index drops, the value of shares of the fund drops accordingly. The fund makes no effort to hedge against price movements in the S&P 500 Index. Because the fund will incur operating expenses and transaction costs, the funds performance will not track the performance of the S&P 500 Index exactly.

About index used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by INVESCO Funds Group, Inc. INVESCO S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in INVESCO S&P 500 Index Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured    May lose value    No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

GRAHAM

PHOTO

Robert H. Graham

Dear Fellow Shareholder in The AIM Family of Funds®:

Major stock market indexes here and abroad delivered positive performance during the six months covered by this report. As is historically the case, bond market returns were more modest, but positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product during the third and fourth quarters of 2003. Overseas, particularly in Europe, economic performance picked up during the second half of 2003.

Investors in the United States seem to have regained their confidence. They added $43.8 billion to U.S. stock mutual funds in January 2004 and $496 million to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during the month. As the reporting period closed, total mutual fund assets stood at a record $7.54 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking that 2004 will see a rerun of the markets’ good performance during 2003. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

For information on your fund’s performance and management during the reporting period, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. The Investment Company Institute, the industry trade group, and we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

GRAHAM SIGNATURE

Robert H. Graham

Chairman and President

March 9, 2004

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Fund posts double-digit gains for the reporting period

INVESCO S&P 500 Index Fund is designed to track the performance of the S&P 500 Index, an index composed of common stocks of U.S. companies that is weighted to companies with large market capitalizations. The fund seeks to attain its objective by investing in common stocks that compose the index in approximately the same proportions as they are represented in the S&P 500 Index.

For the six-month period ended January 31, 2004, the net asset value of Investor Class shares increased 14.89%. This return tracked that of the S&P 500 Index over the same period, which gained 15.22%. (Of course, past performance cannot guarantee comparable future results.)

See important fund and index disclosures inside front cover.

FUND VS. S&P, RESULTS OF A $10,000 INVESTMENT

12/31/97-l/31/04

MOUNTAIN CHART

Date	INVESCO S&P 500 Index	S&P 500
	Fund-Investor Class	Index
12/31/97	10000	10000
3/31/98	11433	11394
6/30/98	11923	11771
9/30/98	10817	10602
12/31/98	13112	12858
3/31/99	13749	13498
6/30/99	14663	14447
9/30/99	13740	13546
12/31/99	15762	15560
3/31/00	16098	15917
6/30/00	15632	15494
9/30/00	15465	15344
12/31/00	14186	14145
3/31/01	12481	12470
6/30/01	13198	13199
9/30/01	11249	11264
12/31/01	12430	12468
3/31/02	12443	12502
6/30/02	10719	10828
9/30/02	8861	8958
12/31/02	9591	9713
3/31/03	9275	9408
6/30/03	10669	10855
9/30/03	10926	11142
12/31/03	12239	12498
1/04	12458	12728

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

Your fund’s total return includes expenses and management fees. The performance of the fund’s share classes will differ due to different class expenses. Performance shown in the chart and the tables opposite do not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

TOP 10 EQUITY HOLDINGS*
1. General Electric Co.	2.9%
2. Microsoft Corp.	2.5
3. Pfizer Inc.	2.4
4. Exxon Mobil Corp.	2.3
5. Citigroup Inc.	2.2
6. Wal-Mart Stores, Inc.	2.0
7. Intel Corp.	1.7
8. American International Group, Inc.	1.5
9. Cisco Systems, Inc.	1.5
10. International Business Machine Corp.	1.5

TOP 10 INDUSTRIES*
1. Pharmaceuticals	7.4%
2. Industrial Conglomerates	3.9
3. Diversified Banks	3.8
4. Integrated Oil & Gas	3.7
5. Systems Software	3.7
6. Semiconductors	3.2
7. Computer Hardware	3.1
8. Communications Equipment	2.9
9. Integrated Telecommunication Services	2.6
10. Other Diversified Financial Services	2.3

TOTAL NUMBER OF HOLDINGS*	500
TOTAL NET ASSETS	$245.1 million
*	Excludes Treasury securities and repurchase agreements.
The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Below you will find a presentation of your fund’s long-term performance record for periods ended 1/31/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/04
Investor Class Shares
Inception (12/22/97)	4.22%
5 Years	-1.84
1 Year	33.57

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/03
Investor Class Shares
Inception ( 12/22/97)	3.97%
5 Years	-1.37
1 Year	27.62

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Investor Class shares have no sales charge; therefore, performance quoted is at net asset value.

A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the fund within 30 days of purchase. Exceptions to the redemption fee are listed in the fund’s prospectus.

Had the advisor not waived fees and/or reimbursed expenses, returns would have been lower.

ARROW	For More Information Visit AIMinvestments.com
BUTTON
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3

SUPPLEMENT TO SEMIANNUAL REPORT DATED 1/31/04

INVESCO S&P 500 Index Fund

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Performance of Institutional Class shares will differ from performance of Investor Class shares due to differing sales charges and class expenses.

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 1/31/04

Inception (12/22/97)	4.13%
5 Years	-1.78
1 Year	33.79
6 Months*	14.99

AVERAGE ANNUAL TOTAL RETURNS

For periods ended 12/31/03, most recent calendar quarter-end

Inception (12/22/97)	3.89%
5 Years	-1.29
1 Year	27.82
6 Months*	14.98

* Cumulative return that has not been annualized.

Had the advisor not waived fees and/or reimbursed expenses, returns would have been lower.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call 800-525-8085, where you can also obtain more current month-end performance. A I M Distributors, Inc.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

Your goals.
Our solutions.SM	AIM LogoSM

AIMinvestments.com    I-SPI-INS-2

FINANCIALS

Schedule of Investments

January 31, 2004

(Unaudited)

	Shares	Market Value

Common Stocks & Other Equity Interests–88.86%

Advertising–0.19%
Interpublic Group of Cos., Inc. (The)(a)	8,602	$142,277

Omnicom Group Inc.	3,943	324,903

		467,180

Aerospace & Defense–1.62%
Boeing Co. (The)	17,510	731,042

General Dynamics Corp.	4,101	374,954

Goodrich Corp.	2,410	74,348

Honeywell International Inc.	17,936	647,848

Lockheed Martin Corp.	9,356	454,889

Northrop Grumman Corp.	3,805	367,982

Raytheon Co.	8,647	263,820

Rockwell Collins, Inc.	3,637	118,894

United Technologies Corp.	9,795	935,814

		3,969,591

Agricultural Products–0.09%
Archer-Daniels-Midland Co.	13,506	211,504

Air Freight & Logistics–0.87%
FedEx Corp.	6,208	417,674

Ryder System, Inc.	1,300	47,840

United Parcel Service, Inc.-Class B	23,400	1,667,718

		2,133,232

Airlines–0.11%
Delta Air Lines, Inc.	2,598	27,279

Southwest Airlines Co.	16,385	244,956

		272,235

Aluminum–0.25%
Alcoa Inc.	18,012	615,650

Apparel Retail–0.32%
Gap, Inc. (The)	18,694	347,335

Limited Brands	10,755	195,741

TJX Cos., Inc. (The)	10,476	240,843

		783,919

Apparel, Accessories & Luxury Goods–0.11%
Jones Apparel Group, Inc.	2,600	88,582

Liz Claiborne, Inc.	2,300	82,271

V. F. Corp.	2,217	94,222

		265,075

	Shares	Market Value

Application Software–0.33%
Autodesk, Inc.	2,300	$58,765

Citrix Systems, Inc.(a)	3,400	68,374

Compuware Corp.(a)	8,000	64,240

Intuit Inc.(a)	4,131	208,285

Mercury Interactive Corp.(a)	1,900	89,186

Parametric Technology Corp.(a)	5,536	23,196

PeopleSoft, Inc.(a)	7,804	168,176

Siebel Systems, Inc.(a)	10,300	137,299

		817,521

Asset Management & Custody Banks–0.81%
Bank of New York Co., Inc. (The)	16,102	511,238

Federated Investors, Inc.-Class B	2,300	71,047

Franklin Resources, Inc.	5,200	300,404

Janus Capital Group Inc.	5,000	83,900

Mellon Financial Corp.	8,984	293,867

Northern Trust Corp.	4,600	218,500

State Street Corp.	6,956	374,581

T. Rowe Price Group Inc.	2,600	135,538

		1,989,075

Auto Parts & Equipment–0.18%
Dana Corp.	3,107	64,626

Delphi Corp.	11,630	123,045

Johnson Controls, Inc.	3,758	221,158

Visteon Corp.	2,742	29,339

		438,168

Automobile Manufacturers–0.46%
Ford Motor Co.	38,117	554,221

General Motors Corp.	11,664	579,468

		1,133,689

Biotechnology–1.06%
Amgen Inc.(a)	26,846	1,731,299

Biogen Idec Inc.(a)	6,808	291,314

Chiron Corp.(a)	3,900	201,630

Genzyme Corp.(a)	4,665	255,875

MedImmune, Inc.(a)	5,200	122,200

		2,602,318

Brewers–0.37%
Anheuser-Busch Cos., Inc.	16,959	860,160

Coors (Adolph) Co.-Class B	756	42,744

		902,904

	Shares	Market Value

Broadcasting & Cable TV–0.98%
Clear Channel Communications, Inc.	12,803	$576,007

Comcast Corp.-Class A(a)	46,842	1,598,249

Univision Communications Inc.-Class A(a)	6,696	236,838

		2,411,094

Building Products–0.17%
American Standard Cos. Inc.(a)	1,500	159,300

Masco Corp.	9,640	257,002

		416,302

Casinos & Gaming–0.16%
Harrah’s Entertainment, Inc.	2,314	122,642

International Game Technology	7,200	269,712

		392,354

Commercial Printing–0.03%
Donnelley (R.R.) & Sons Co.	2,320	72,500

Communications Equipment–2.88%
ADC Telecommunications, Inc.(a)	16,800	58,800

Andrew Corp.(a)	3,213	55,071

Avaya Inc.(a)	8,678	150,824

CIENA Corp.(a)	9,900	71,775

Cisco Systems, Inc.(a)	143,697	3,684,391

Comverse Technology, Inc.(a)	4,013	70,629

Corning Inc.(a)	27,688	357,729

JDS Uniphase Corp.(a)	29,868	152,327

Lucent Technologies Inc.(a)	87,291	391,064

Motorola, Inc.	48,503	804,180

QLogic Corp.(a)	1,960	88,122

QUALCOMM Inc.	16,654	972,927

Scientific-Atlanta, Inc.	3,122	105,648

Tellabs, Inc.(a)	8,684	85,972

		7,049,459

Computer & Electronics Retail–0.20%
Best Buy Co., Inc.	6,736	339,427

Circuit City Stores, Inc.	4,328	46,310

RadioShack Corp.	3,428	111,684

		497,421

Computer Hardware–3.06%
Apple Computer, Inc.(a)	7,536	170,012

Dell Inc.(a)	53,297	1,783,851

Gateway, Inc.(a)	6,800	32,096

Hewlett-Packard Co.	63,514	1,510,998

International Business Machines Corp.	35,811	3,553,526

NCR Corp.(a)	2,000	83,100

Sun Microsystems, Inc.(a)	67,999	361,075

		7,494,658

	Shares	Market Value

Computer Storage & Peripherals–0.44%
EMC Corp.(a)	50,024	$702,337

Lexmark International, Inc.(a)	2,663	220,736

Network Appliance, Inc.(a)	7,200	160,992

		1,084,065

Construction & Engineering–0.03%
Fluor Corp.	1,712	63,447

Construction & Farm Machinery & Heavy Trucks–0.48%
Caterpillar Inc.	7,228	564,724

Cummins Inc.	863	43,780

Deere & Co.	4,995	312,687

Navistar International Corp.(a)	1,400	66,570

PACCAR Inc.	2,424	190,599

		1,178,360

Construction Materials–0.04%
Vulcan Materials Co.	2,100	100,170

Consumer Finance–1.18%
American Express Co.	26,768	1,387,653

Capital One Financial Corp.	4,826	343,032

MBNA Corp.	26,614	717,513

Providian Financial Corp.(a)	6,038	82,660

SLM Corp.	9,400	360,960

		2,891,818

Data Processing & Outsourced Services–0.99%
Automatic Data Processing, Inc.	12,338	527,449

Computer Sciences Corp.(a)	3,902	174,224

Concord EFS, Inc.(a)	9,681	136,696

Convergys Corp.(a)	2,969	49,642

Electronic Data Systems Corp.	10,000	239,600

First Data Corp.	15,170	594,057

Fiserv, Inc.(a)	4,050	151,308

Paychex, Inc.	7,848	294,143

Sabre Holdings Corp.	2,937	62,000

SunGard Data Systems Inc.(a)	6,000	186,780

		2,415,899

Department Stores–0.49%
Dillards, Inc.-Class A	1,715	29,086

Federated Department Stores, Inc.	3,738	177,480

J.C. Penney Co., Inc.	5,664	148,284

Kohl’s Corp.(a)	7,060	312,758

May Department Stores Co. (The)	6,028	198,321

Nordstrom, Inc.	2,900	113,970

Sears, Roebuck & Co.	5,254	232,489

		1,212,388

	Shares	Market Value

Distillers & Vintners–0.05%
Brown-Forman Corp.-Class B	2,522	$117,803

Distributors–0.05%
Genuine Parts Co.	3,625	119,480

Diversified Banks–3.80%
Bank of America Corp.	30,928	2,519,395

Bank One Corp.	23,270	1,177,695

Comerica Inc.	3,645	208,166

FleetBoston Financial Corp.	21,951	978,576

U.S. Bancorp	40,165	1,135,465

Wachovia Corp.	27,554	1,274,097

Wells Fargo & Co.	35,220	2,021,980

		9,315,374

Diversified Capital Markets–0.67%
J.P. Morgan Chase & Co.	42,503	1,652,942

Diversified Chemicals–0.85%
Dow Chemical Co. (The)	19,161	803,804

E. I. du Pont de Nemours & Co.	20,722	909,696

Eastman Chemical Co.	1,611	64,263

Engelhard Corp.	2,620	74,329

Hercules Inc.(a)	2,313	28,219

PPG Industries, Inc.	3,517	204,795

		2,085,106

Diversified Commercial Services–0.51%
Apollo Group, Inc.-Class A(a)	3,655	271,420

Cendant Corp.(a)	21,079	477,439

Cintas Corp.	3,545	160,057

Deluxe Corp.	1,011	40,834

Equifax Inc.	2,921	75,975

H&R Block, Inc.	3,730	216,079

		1,241,804

Diversified Metals & Mining–0.12%
Freeport-McMoRan Copper & Gold, Inc.-Class B	4,087	150,647

Phelps Dodge Corp.(a)	1,851	140,065

		290,712

Drug Retail–0.42%
CVS Corp.	8,226	293,833

Walgreen Co.	21,346	737,504

		1,031,337

Electric Utilities–1.79%
Allegheny Energy, Inc.(a)	2,600	32,812

Ameren Corp.	3,365	162,496

American Electric Power Co., Inc.	8,203	267,828

CenterPoint Energy, Inc.	6,340	66,570

	Shares	Market Value

Electric Utilities–(Continued)
Cinergy Corp.	3,722	$143,930

CMS Energy Corp.(a)	3,355	29,457

Consolidated Edison, Inc.	4,654	203,985

Dominion Resources, Inc.	6,752	433,208

DTE Energy Co.	3,520	137,632

Edison International	6,753	148,566

Entergy Corp.	4,734	276,844

Exelon Corp.	6,807	455,933

FirstEnergy Corp.	6,889	258,475

FPL Group, Inc.	3,819	251,099

PG&E Corp.(a)	8,661	232,548

Pinnacle West Capital Corp.	1,900	74,575

PPL Corp.	3,675	168,021

Progress Energy, Inc.	5,101	228,423

Southern Co. (The)	15,252	454,510

TECO Energy, Inc.	3,931	56,095

TXU Corp.	6,762	162,288

Xcel Energy, Inc.	8,340	144,449

		4,389,744

Electrical Components & Equipment–0.38%
American Power Conversion Corp.	4,100	101,639

Cooper Industries, Ltd.-Class A (Bermuda)	1,917	107,927

Emerson Electric Co.	8,757	559,572

Power-One, Inc.(a)	1,700	21,284

Rockwell Automation, Inc.	3,837	124,971

Thomas & Betts Corp.(a)	1,200	24,876

		940,269

Electronic Equipment Manufacturers–0.30%
Agilent Technologies, Inc.(a)	9,898	364,840

PerkinElmer, Inc.	2,600	53,690

Symbol Technologies, Inc.	4,750	82,175

Tektronix, Inc.	1,800	55,926

Thermo Electron Corp.(a)	3,421	95,343

Waters Corp.(a)	2,500	94,775

		746,749

Electronic Manufacturing Services–0.22%
Jabil Circuit, Inc.(a)	4,200	124,320

Molex Inc.	3,975	138,091

Sanmina-SCI Corp.(a)	10,768	141,168

Solectron Corp.(a)	17,401	123,547

		527,126

Employment Services–0.06%
Monster Worldwide Inc.(a)	2,300	56,304

Robert Half International Inc.(a)	3,600	84,564

		140,868

	Shares	Market Value

Environmental Services–0.17%
Allied Waste Industries, Inc.(a)	6,665	$90,977

Waste Management, Inc.	12,124	336,562

		427,539

Fertilizers & Agricultural Chemicals–0.07%
Monsanto Co.	5,470	167,327

Food Distributors–0.21%
Sysco Corp.	13,448	510,083

Food Retail–0.32%
Albertson’s, Inc.	7,666	179,078

Kroger Co. (The)(a)	15,509	287,382

Safeway Inc.(a)	9,200	207,828

SUPERVALU INC.	2,800	80,920

Winn-Dixie Stores, Inc.	2,921	19,162

		774,370

Footwear–0.17%
NIKE, Inc.-Class B	5,462	380,483

Reebok International Ltd.	1,200	46,536

		427,019

Forest Products–0.13%
Louisiana-Pacific Corp.(a)	2,215	47,113

Weyerhaeuser Co.	4,558	280,135

		327,248

Gas Utilities–0.24%
KeySpan Corp.	3,300	120,351

Kinder Morgan, Inc.	2,564	151,276

Nicor Inc.	900	29,835

NiSource Inc.	5,501	115,521

Peoples Energy Corp.	800	33,968

Sempra Energy	4,728	147,230

		598,181

General Merchandise Stores–0.42%
Big Lots, Inc.(a)	2,429	34,322

Dollar General Corp.	7,015	155,873

Family Dollar Stores, Inc.	3,600	124,704

Target Corp.	18,972	720,177

		1,035,076

Gold–0.15%
Newmont Mining Corp.	8,986	374,357

Health Care Distributors–0.36%
AmerisourceBergen Corp.	2,329	128,211

Cardinal Health, Inc.	9,011	577,695

McKesson Corp.	6,041	177,485

		883,391

	Shares	Market Value

Health Care Equipment–1.79%
Applera Corp.-Applied Biosystems Group	4,300	$101,652

Bard (C.R.), Inc.	1,077	101,453

Baxter International Inc.	12,664	369,156

Becton, Dickinson & Co.	5,281	237,962

Biomet, Inc.	5,361	207,256

Boston Scientific Corp.(a)	17,012	693,919

Guidant Corp.	6,494	414,837

Medtronic, Inc.	25,205	1,240,590

St. Jude Medical, Inc.(a)	3,572	256,648

Stryker Corp.	4,141	367,472

Zimmer Holdings, Inc.(a)	5,033	385,024

		4,375,969

Health Care Facilities–0.31%
HCA Inc.	10,289	461,976

Health Management Associates, Inc.-Class A	5,000	122,550

Manor Care, Inc.	1,900	67,830

Tenet Healthcare Corp.(a)	9,647	119,623

		771,979

Health Care Services–0.26%
Express Scripts, Inc.(a)	1,635	113,093

IMS Health Inc.	5,012	128,959

Medco Health Solutions, Inc.(a)	5,628	207,392

Quest Diagnostics Inc.	2,163	183,855

		633,299

Health Care Supplies–0.05%
Bausch & Lomb Inc.	1,100	59,125

Millipore Corp.(a)	1,000	51,950

		111,075

Home Entertainment Software–0.12%
Electronic Arts Inc.(a)	6,222	291,563

Home Furnishings–0.04%
Leggett & Platt, Inc.	4,000	98,560

Home Improvement Retail–1.09%
Home Depot, Inc. (The)	47,360	1,679,859

Lowe’s Cos., Inc.	16,396	878,006

Sherwin-Williams Co. (The)	3,024	102,030

		2,659,895

Homebuilding–0.13%
Centex Corp.	1,300	137,670

KB HOME	964	65,109

Pulte Homes, Inc.	2,556	110,266

		313,045

	Shares	Market Value

Hotels, Resorts & Cruise Lines–0.44%
Carnival Corp. (Panama)	13,100	$581,902

Hilton Hotels Corp.	7,935	126,960

Marriott International, Inc.-Class A	4,813	213,649

Starwood Hotels & Resorts Worldwide, Inc.	4,200	148,428

		1,070,939

Household Appliances–0.14%
Black & Decker Corp. (The)	1,613	82,666

Maytag Corp.	1,613	46,196

Snap-on Inc.	1,200	37,380

Stanley Works (The)	1,687	63,904

Whirlpool Corp.	1,431	108,684

		338,830

Household Products–1.69%
Clorox Co. (The)	4,392	214,681

Colgate-Palmolive Co.	11,188	573,609

Kimberly-Clark Corp.	10,500	620,130

Procter & Gamble Co. (The)	26,982	2,727,341

		4,135,761

Housewares & Specialties–0.16%
American Greetings Corp.-Class A(a)	1,410	29,582

Fortune Brands, Inc.	3,024	212,134

Newell Rubbermaid Inc.	5,753	140,546

Tupperware Corp.	1,200	21,180

		403,442

Hypermarkets & Super Centers–2.12%
Costco Wholesale Corp.(a)	9,528	353,298

Wal-Mart Stores, Inc.	90,085	4,851,077

		5,204,375

Industrial Conglomerates–3.91%
General Electric Co.	209,007	7,028,905

Textron Inc.	2,808	149,610

3M Co.	16,337	1,292,093

Tyco International Ltd. (Bermuda)	41,623	1,113,415

		9,584,023

Industrial Gases–0.19%
Air Products & Chemicals, Inc.	4,744	236,773

Praxair, Inc.	6,778	240,009

		476,782

Industrial Machinery–0.73%
Crane Co.	1,250	37,550

Danaher Corp.	3,200	292,960

Dover Corp.	4,246	175,445

Eaton Corp.	1,581	183,633

Illinois Tool Works Inc.	6,413	500,855

	Shares	Market Value

Industrial Machinery–(Continued)
Ingersoll-Rand Co.-Class A (Bermuda)	3,611	$240,240

ITT Industries, Inc.	1,917	142,893

Pall Corp.	2,618	68,068

Parker Hannifin Corp.	2,457	135,110

		1,776,754

Insurance Brokers–0.28%
Aon Corp.	6,515	160,074

Marsh & McLennan Cos., Inc.	11,037	517,966

		678,040

Integrated Oil & Gas–3.73%
Amerada Hess Corp.	1,870	105,449

ChevronTexaco Corp.	22,251	1,921,374

ConocoPhillips	14,170	933,520

Exxon Mobil Corp.	137,587	5,612,174

Marathon Oil Corp.	6,489	210,763

Occidental Petroleum Corp.	8,016	353,105

		9,136,385

Integrated Telecommunication Services–2.55%
ALLTEL Corp.	6,470	314,960

AT&T Corp.	16,419	319,514

BellSouth Corp.	38,502	1,125,413

CenturyTel, Inc.	3,000	79,200

Citizens Communications Co.(a)	5,900	69,207

Qwest Communications International Inc.(a)	36,808	148,704

SBC Communications Inc.	68,913	1,757,281

Sprint Corp.	18,784	327,029

Verizon Communications Inc.	57,483	2,118,823

		6,260,131

Internet Retail–0.37%
eBay Inc.(a)	13,454	901,822

Internet Software & Services–0.26%
Yahoo! Inc.(a)	13,682	641,002

Investment Banking & Brokerage–1.81%
Bear Stearns Cos. Inc. (The)	2,040	167,994

Charles Schwab Corp. (The)	28,283	356,083

Goldman Sachs Group, Inc. (The)	9,859	981,463

Lehman Brothers Holdings Inc.	5,652	464,029

Merrill Lynch & Co., Inc.	19,677	1,156,811

Morgan Stanley	22,522	1,311,006

		4,437,386

IT Consulting & Other Services–0.04%
Unisys Corp.(a)	6,925	95,842

	Shares	Market Value

Leisure Products–0.13%
Brunswick Corp.	1,914	$66,703

Hasbro, Inc.	3,677	72,621

Mattel, Inc.	8,948	169,207

		308,531

Life & Health Insurance–0.89%
AFLAC Inc.	10,700	394,616

Jefferson-Pilot Corp.	2,922	150,015

John Hancock Financial Services, Inc.	6,000	248,880

Lincoln National Corp.	3,734	164,856

MetLife, Inc.	15,800	530,090

Prudential Financial, Inc.	11,250	489,375

Torchmark Corp.	2,375	112,670

UnumProvident Corp.	6,155	96,203

		2,186,705

Managed Health Care–0.73%
Aetna Inc.	3,198	223,860

Anthem, Inc.(a)	2,900	237,162

CIGNA Corp.	2,947	182,773

Humana Inc.(a)	3,323	77,526

UnitedHealth Group Inc.	12,211	743,406

WellPoint Health Networks Inc.(a)	3,162	332,010

		1,796,737

Metal & Glass Containers–0.06%
Ball Corp.	1,200	75,084

Pactiv Corp.(a)	3,224	69,929

		145,013

Motorcycle Manufacturers–0.13%
Harley-Davidson, Inc.	6,300	321,552

Movies & Entertainment–1.69%
Time Warner Inc.(a)	94,123	1,653,741

Viacom Inc.-Class B	36,406	1,467,162

Walt Disney Co. (The)	42,529	1,020,696

		4,141,599

Multi-Line Insurance–1.78%
American International Group, Inc.	54,261	3,768,426

Hartford Financial Services Group, Inc. (The)	5,888	378,834

Loews Corp.	3,852	206,698

		4,353,958

Multi-Utilities & Unregulated Power–0.49%
AES Corp. (The)(a)	13,000	126,880

Calpine Corp.(a)	8,628	50,215

Constellation Energy Group, Inc.	3,471	139,638

Duke Energy Corp.	18,890	410,480

	Shares	Market Value

Multi-Utilities & Unregulated Power–(Continued)
Dynegy Inc.-Class A(a)	7,850	$35,089

El Paso Corp.	12,660	107,610

Public Service Enterprise Group Inc.	4,895	222,429

Williams Cos., Inc. (The)	10,763	109,137

		1,201,478

Office Electronics–0.10%
Xerox Corp.(a)	16,528	241,970

Office Services & Supplies–0.14%
Avery Dennison Corp.	2,314	143,838

Pitney Bowes Inc.	4,890	198,436

		342,274

Oil & Gas Drilling–0.19%
Nabors Industries, Ltd. (Bermuda)(a)	3,046	134,024

Noble Corp. (Cayman Islands)(a)	2,800	103,880

Rowan Cos., Inc.(a)	2,115	48,391

Transocean Inc. (Cayman Islands)(a)	6,640	178,882

		465,177

Oil & Gas Equipment & Services–0.57%
Baker Hughes Inc.	6,994	245,350

BJ Services Co.(a)	3,300	129,162

Halliburton Co.	9,096	274,244

Schlumberger Ltd. (Netherlands)	12,186	745,539

		1,394,295

Oil & Gas Exploration & Production–0.58%
Anadarko Petroleum Corp.	5,222	260,578

Apache Corp.	6,730	258,970

Burlington Resources Inc.	4,134	226,295

Devon Energy Corp.	4,818	272,024

EOG Resources, Inc.	2,400	108,720

Kerr-McGee Corp.	2,116	103,092

Unocal Corp.	5,390	198,460

		1,428,139

Oil & Gas Refining, Marketing & Transportation–0.06%
Ashland Inc.	1,400	64,834

Sunoco, Inc.	1,600	88,720

		153,554

Other Diversified Financial Services–2.26%
Citigroup Inc.	107,381	5,313,212

Principal Financial Group, Inc.	6,700	232,490

		5,545,702

	Shares	Market Value

Packaged Foods & Meats–0.96%
Campbell Soup Co.	8,500	$223,805

ConAgra Foods, Inc.	11,166	289,646

General Mills, Inc.	7,750	352,082

H.J. Heinz Co.	7,341	259,725

Hershey Foods Corp.	2,716	205,085

Kellogg Co.	8,470	320,251

McCormick & Co., Inc.	2,900	86,072

Sara Lee Corp.	16,450	350,714

Wrigley Jr. (Wm.) Co.	4,681	263,400

		2,350,780

Paper Packaging–0.08%
Bemis Co., Inc.	1,100	53,317

Sealed Air Corp.(a)	1,765	87,879

Temple-Inland Inc.	1,130	66,726

		207,922

Paper Products–0.28%
Georgia-Pacific Corp.	5,332	149,829

International Paper Co.	9,992	422,362

MeadWestvaco Corp.	4,189	112,977

		685,168

Personal Products–0.47%
Alberto-Culver Co.	1,200	75,216

Avon Products, Inc.	4,912	311,028

Gillette Co. (The)	21,059	763,389

		1,149,633

Pharmaceuticals–7.39%
Abbott Laboratories	32,542	1,401,909

Allergan, Inc.	2,700	223,695

Bristol-Myers Squibb Co.	40,406	1,133,388

Forest Laboratories, Inc.(a)	7,600	566,124

Johnson & Johnson	61,802	3,301,463

King Pharmaceuticals, Inc.(a)	5,066	84,501

Lilly (Eli) & Co.	23,374	1,590,367

Merck & Co. Inc.	46,314	2,204,546

Pfizer Inc.	158,855	5,818,859

Schering-Plough Corp.	30,562	536,057

Watson Pharmaceuticals, Inc.(a)	2,240	104,182

Wyeth	27,688	1,133,824

		18,098,915

Photographic Products–0.07%
Eastman Kodak Co.	6,013	170,829

Property & Casualty Insurance–1.22%
ACE Ltd. (Cayman Islands)	5,787	251,272

Allstate Corp. (The)	14,664	666,625

	Shares	Market Value

Property & Casualty Insurance–(Continued)
Ambac Financial Group, Inc.	2,200	$164,494

Chubb Corp. (The)	3,898	278,668

Cincinnati Financial Corp.	3,345	144,905

MBIA Inc.	3,018	190,134

Progressive Corp. (The)	4,496	371,594

SAFECO Corp.	2,920	127,108

St. Paul Cos., Inc. (The)	4,737	199,570

Travelers Property Casualty Corp.-Class B	20,878	377,892

XL Capital Ltd.-Class A (Cayman Islands)	2,850	226,575

		2,998,837

Publishing–0.63%
Dow Jones & Co., Inc.	1,713	84,759

Gannett Co., Inc.	5,642	483,576

Knight-Ridder, Inc.	1,672	128,610

McGraw-Hill Cos., Inc. (The)	3,976	298,280

Meredith Corp.	1,034	52,124

New York Times Co. (The)-Class A	3,126	151,924

Tribune Co.	6,534	334,475

		1,533,748

Railroads–0.37%
Burlington Northern Santa Fe Corp.	7,709	247,690

CSX Corp.	4,443	140,221

Norfolk Southern Corp.	8,153	181,812

Union Pacific Corp.	5,295	340,998

		910,721

Real Estate–0.38%
Apartment Investment & Management Co.-Class A	1,956	68,812

Equity Office Properties Trust	8,297	246,006

Equity Residential	5,700	165,870

Plum Creek Timber Co., Inc.	3,800	114,760

ProLogis	3,700	120,768

Simon Property Group, Inc.	4,000	208,200

		924,416

Regional Banks–1.73%
AmSouth Bancorp.	7,350	181,545

BB&T Corp.	11,377	422,087

Charter One Financial, Inc.	4,663	168,847

Fifth Third Bancorp	11,850	684,811

First Tennessee National Corp.	2,600	115,492

Huntington Bancshares Inc.	4,741	105,867

KeyCorp	8,688	270,110

Marshall & Ilsley Corp.	4,700	180,151

National City Corp.	12,654	436,816

North Fork Bancorp., Inc.	3,164	133,363

	Shares	Market Value

Regional Banks–(Continued)
PNC Financial Services Group	5,800	$327,758

Regions Financial Corporation	4,600	172,500

SouthTrust Corp.	6,900	234,531

SunTrust Banks, Inc.	5,838	422,438

Synovus Financial Corp.	6,286	157,779

Union Planters Corp.	3,925	118,810

Zions Bancorp.	1,866	109,422

		4,242,327

Restaurants–0.55%
Darden Restaurants, Inc.	3,481	69,620

McDonald’s Corp.	26,404	679,639

Starbucks Corp.(a)	8,100	297,756

Wendy’s International, Inc.	2,371	94,200

Yum! Brands, Inc.(a)	6,142	208,275

		1,349,490

Semiconductor Equipment–0.49%
Applied Materials, Inc.(a)	34,619	753,309

KLA-Tencor Corp.(a)	4,058	231,590

Novellus Systems, Inc.(a)	3,148	107,221

Teradyne, Inc.(a)	4,024	108,246

		1,200,366

Semiconductors–3.16%
Advanced Micro Devices, Inc.(a)	7,240	107,586

Altera Corp.(a)	7,883	176,500

Analog Devices, Inc.	7,645	365,813

Applied Micro Circuits Corp.(a)	6,400	46,528

Broadcom Corp.-Class A(a)	6,303	255,839

Intel Corp.	135,968	4,160,621

Linear Technology Corp.	6,500	260,000

LSI Logic Corp.(a)	7,940	81,703

Maxim Integrated Products, Inc.	6,840	349,866

Micron Technology, Inc.(a)	12,760	205,564

National Semiconductor Corp.(a)	3,823	146,994

NVIDIA Corp.(a)	3,400	75,650

PMC-Sierra, Inc.(a)	3,600	78,876

Texas Instruments Inc.	36,024	1,129,352

Xilinx, Inc.(a)	7,100	297,561

		7,738,453

Soft Drinks–1.86%
Coca-Cola Co. (The)	51,018	2,512,126

Coca-Cola Enterprises Inc.	9,500	217,550

Pepsi Bottling Group, Inc. (The)	5,469	144,983

PepsiCo, Inc.	35,735	1,688,836

		4,563,495

	Shares	Market Value

Specialized Finance–0.08%
Moody’s Corp.	3,124	$199,592

Specialty Chemicals–0.21%
Ecolab Inc.	5,400	146,718

Great Lakes Chemical Corp.	1,100	28,160

International Flavors & Fragrances Inc.	1,915	70,204

Rohm & Haas Co.	4,624	181,584

Sigma-Aldrich Corp.	1,472	86,244

		512,910

Specialty Stores–0.46%
AutoNation, Inc.(a)	5,720	93,694

AutoZone, Inc.(a)	1,861	156,920

Bed Bath & Beyond Inc.(a)	6,148	249,670

Boise Cascade Corp.	1,750	56,788

Office Depot, Inc.(a)	6,518	103,962

Staples, Inc.(a)	10,306	274,243

Tiffany & Co.	3,052	120,981

Toys “R” Us, Inc.(a)	4,410	62,269

		1,118,527

Steel–0.08%
Allegheny Technologies, Inc.	1,662	15,623

Nucor Corp.	1,612	90,772

United States Steel Corp.	2,112	71,914

Worthington Industries, Inc.	1,814	29,623

		207,932

Systems Software–3.66%
Adobe Systems Inc.	4,840	186,146

BMC Software, Inc.(a)	4,735	94,227

Computer Associates International, Inc.	12,076	315,667

Microsoft Corp.	225,068	6,223,130

Novell, Inc.(a)	7,749	98,412

Oracle Corp.(a)	108,755	1,501,907

Symantec Corp.(a)	6,412	248,786

VERITAS Software Corp.(a)	8,854	290,942

		8,959,217

Thrifts & Mortgage Finance–1.67%
Countrywide Financial Corp.	3,832	320,164

Fannie Mae	20,225	1,559,348

Freddie Mac	14,469	903,155

Golden West Financial Corp.	3,168	328,617

MGIC Investment Corp.	2,075	143,051

Washington Mutual, Inc.	18,720	829,296

		4,083,631

	Shares	Market Value

Tires & Rubber–0.03%
Cooper Tire & Rubber Co.	1,511	$30,628

Goodyear Tire & Rubber Co. (The)(a)	3,603	34,229

		64,857

Tobacco–1.05%
Altria Group, Inc.	42,292	2,351,012

R.J. Reynolds Tobacco Holdings, Inc.	1,753	103,532

UST, Inc.	3,426	122,342

		2,576,886

Trading Companies & Distributors–0.04%
W.W. Grainger, Inc.	1,926	92,718

Wireless Telecommunication Services–0.57%
AT&T Wireless Services Inc.(a)	56,503	624,358

Nextel Communications, Inc.-Class A(a)	22,868	603,487

Sprint Corp. (PCS Group)(a)	21,515	174,917

		1,402,762

Total Common Stocks & Other Equity Interests (Cost $202,741,017)		217,773,616

	Principal Amount		Market Value

U.S. Treasury Bills–0.78%(b)
0.79%, 03/18/04	$100,000	(c)	$99,886

0.83%, 03/18/04	100,000	(c)	99,886

0.88%, 03/18/04	1,700,000	(c)	1,698,063

			1,897,835

Total U.S. Treasury Bills (Cost $1,897,881)			1,897,835

Repurchase Agreements–9.76%
State Street Bank & Trust Co., 0.91%, 02/02/04 (Cost $23,914,995)(d)	23,914,995		23,914,995

TOTAL INVESTMENTS–99.40% (Cost $228,553,893)			243,586,446

OTHER ASSETS LESS LIABILITIES–0.60%			1,479,519

NET ASSETS–100.00%			$245,065,965

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1 section G and Note 6.
(d)	Repurchase agreement entered into 01/30/04 with a maturing value of $23,916,809. Collateralized by $24,390,000 U.S. Government obligations, 1.50% due 06/17/05 with a market value at 01/31/04 of $24,394,610.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

January 31, 2004

(Unaudited)

Assets:
Investments, excluding repurchase agreements, at market value (cost $204,638,898)	$219,671,451

Repurchase agreements (cost $23,914,995)	23,914,995

Total investments (cost $228,553,893)	243,586,446

Receivables for:
Fund shares sold	1,549,273

Dividends and interest	245,190

Investment for deferred compensation and retirement plans	13,406

Other assets	43,928

Total assets	245,438,243

Liabilities:
Payables for:
Fund shares reacquired	191,926

Deferred compensation and retirement plans	15,154

Variation margin	6,900

Accrued distribution fees-Investor Class	49,483

Accrued trustees’ fees	871

Accrued transfer agent fees	88,951

Accrued operating expenses	18,993

Total liabilities	372,278

Net assets applicable to shares outstanding	$245,065,965

Net assets consist of:
Shares of beneficial interest	$244,821,866

Undistributed net investment income	(26,210)

Undistributed net realized gain (loss) from investment securities and futures contracts	(15,800,471)

Unrealized appreciation of investment securities and futures contracts	16,070,780

$245,065,965

Net Assets:
Investor Class	$240,506,313

Institutional Class	$4,559,652

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Investor Class	20,213,844

Institutional Class	400,205

Investor Class:
Net asset value and offering price per share	$11.90

Institutional Class:
Net asset value and offering price per share	$11.39

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the six months ended January 31, 2004

(Unaudited)

Investment income:
Dividends	$1,768,020

Interest	78,305

Total investment income	1,846,325

Expenses:
Advisory fees	275,789

Administrative services fees	54,670

Custodian fees	12,624

Distribution fees — Investor Class	270,026

Transfer agent fees — Investor Class	384,813

Transfer agent fees — Institutional Class	939

Trustees’ fees	6,412

Other	116,868

Total expenses	1,122,141

Less: Expenses reimbursed and expense offset arrangements	(413,516)

Net expenses	708,625

Net investment income	1,137,700

Realized and unrealized gain from investment securities and futures contracts:
Net realized gain from:
Investment securities	201,133

Futures contracts	1,247,375

1,448,508

Change in net unrealized appreciation of:
Investment securities	26,888,731

Futures contracts	1,070,230

27,958,961

Net gain from investment securities and futures contracts	29,407,469

Net increase in net assets resulting from operations	$30,545,169

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the six months ended January 31, 2004 and the year ended July 31, 2003

(Unaudited)

	January 31, 2004	July 31, 2003

Operations:
Net investment income	$1,137,700	$1,783,653

Net realized gain (loss) from investment securities and futures contracts	1,448,508	(1,041,880)

Change in net unrealized appreciation of investment securities and futures contracts	27,958,961	16,960,878

Net increase in net assets resulting from operations	30,545,169	17,702,651

Distributions to shareholders from net investment income:
Investor Class	(1,149,283)	(1,732,526)

Institutional Class	(31,435)	(36,320)

Decrease in net assets resulting from distributions	(1,180,718)	(1,768,846)

Share transactions–net:
Investor Class	16,098,512	44,485,304

Institutional Class	(304,767)	3,572,826

Net increase in net assets resulting from share transactions	15,793,745	48,058,130

Net increase in net assets	45,158,196	63,991,935

Net assets:
Beginning of period	199,907,769	135,915,834

End of period (including undistributed net investment income of $(26,210) and $16,808 for 2004 and 2003, respectively)	$245,065,965	$199,907,769

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

January 31, 2004

(Unaudited)

NOTE 1—Significant Accounting Policies

INVESCO S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Stock Funds (the “Trust”, formerly known as, INVESCO Stock Funds, Inc.). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.	Redemption Fees — The Fund has instituted a 2% redemption fee on certain share classes that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to paid-in-capital by the Fund and is allocated among the share classes based on the relative net assets of each class.
F.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
G.	Futures Contracts — The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.
H.	Expenses — Each Class bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses, based on relative net assets of each Class.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee at the annual rate of 0.25% of the Fund’s average daily net assets. For the period November 25, 2003 through January 31, 2004, the Fund paid advisory fees to AIM of $108,817. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees to IFG of $166,972. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

AIM has voluntarily agreed to limit total annual operating expenses of Investor Class and Institutional Class shares to 0.65% and 0.35%, respectively. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Trustees. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund, if any).

For the period November 25, 2003 through January 31, 2004, AIM reimbursed no transfer agency expenses of the Fund for Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed transfer agency expenses of the Fund of $186,421 and $939 for Investor Class and Institutional Class shares, respectively. For the period November 25, 2003 through January 31, 2004, AIM reimbursed other class-specific expenses of the Fund of $101,653 and $3,658 for Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed other class-specific expenses of the Fund of $116,283 and $3,247 for Investor Class and Institutional Class shares, respectively. For the period November 25, 2003 through January 31, 2004, AIM reimbursed fund level expenses of the Fund of $1,070. Prior to November 25, 2003, IFG reimbursed no fund level expenses of the Fund.

AIM is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after AIM incurred the expense. At January 31, 2004, the reimbursement that may potentially be made by the Fund to AIM which will expire during the calendar year ended 2005 for Investor Class and Institutional Class were $346,092 and $16,030, respectively, expiring during the calendar year ended 2006 for Investor Class and Institutional Class were $675,868 and $18,029, respectively and expiring during the calendar year ended 2007 for Investor Class and Institutional Class were $90,254 and $2,369, respectively. During the six months ended January 31, 2004, the Fund did not reimburse AIM for any previously reimbursed Fund expenses.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through January 31, 2004, AIM was paid $27,427 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, IFG was paid $27,242 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG retained $82,261 for such services. For the period October 1, 2003 through January 31, 2004, AISI retained $291,259 for such services.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for Investor Class and Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Investor Class shares ( the “Plan”). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of the average daily net assets of Investor Class shares. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plan, for the six months ended January 31, 2004, Investor Class shares paid $270,026.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended January 31, 2004, the Fund received reductions in custodian fees of $245 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $245.

NOTE 4—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

During the six months ended January 31, 2004, the Fund paid legal fees of $592 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Borrowings

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the six months ended January 31, 2004.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the six months ended January 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during six months ended January 31, 2004. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6—Futures Contracts

On January 31, 2004, $1,900,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

Open Futures Contracts at Period End

Contract	No. of Contracts	Month/ Commitment	Market Value	Unrealized Appreciation

S&P 500 Index	92	Mar.-04/Long	$25,987,700	$1,038,227

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

July 31, 2009	$984,405

July 31, 2010	4,511,356

July 31, 2011	5,082,425

Total capital loss carryforward	$10,578,186

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2004 was $1,551,227 and $1,117,755, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$27,387,961

Aggregate unrealized (depreciation) of investment securities	(19,007,911)

Net unrealized appreciation of investment securities	$8,380,050

Cost of investments for tax purposes is $235,206,396.

NOTE 9—Share Information

The Fund currently offers two different classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares and Institutional Class shares are sold at net asset value.

Changes in Shares Outstanding

	Six months ended January 31, 2004		Year ended July 31, 2003
	Shares	Amount	Shares	Amount

Sold:
Investor Class	4,700,859	52,420,096	10,379,029	98,378,776

Institutional Class	34,760	370,238	422,994	3,905,983

Issued as reinvestment of dividends:
Investor Class	98,386	1,131,377	176,457	1,697,518

Institutional Class	2,853	31,435	3,773	36,320

Reacquired:
Investor Class	(3,375,251)	(37,466,431)	(5,907,559)	(55,657,798)

Institutional Class	(62,572)	(706,740)	(38,165)	(369,482)

	1,399,035	$15,779,975 *	5,036,529	$47,991,317 *

*	Amount is net of redemption fees of $13,470 and $300 for Investor Class and Institutional Class for 2004, and $66,808 and $5 for Investor Class and Institutional Class for 2003, respectively, based on the relative net assets of each class.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Investor Class
	Six months ended January 31, 2004		Year ended July 31,
			2003	2002	2001	2000	1999

Net asset value, beginning of period	$10.41		$9.59	$12.78	$15.36	$14.39	$12.14

Income from investment operations:
Net investment income	0.06		0.10	0.09	0.10	0.11	0.14

Net gains (losses) on securities (both realized and unrealized)	1.49		0.82	(3.19)	(2.39)	1.09	2.29

Total from investment operations	1.55		0.92	(3.10)	(2.29)	1.20	2.43

Less distributions:
Dividends from net investment income	(0.06)		(0.10)	(0.09)	(0.10)	—	—

Distributions from net realized gains	—		—	—	(0.19)	(0.23)	(0.18)

Total distributions	(0.06)		(0.10)	(0.09)	(0.29)	(0.23)	(0.18)

Redemption fees added to beneficial interest	0.00		0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$11.90		$10.41	$9.59	$12.78	$15.36	$14.39

Total return(a)	14.89%		9.73%	(24.33)%	(15.07)%	8.34%	20.09%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$240,506		$195,668	$135,578	$116,309	$92,784	$64,613

Ratio of expenses to average net assets:
With expense reimbursements	0.65	%(b)	0.65%	0.65%	0.63%	0.63%	0.60%

Without expense reimbursements	1.02	%(b)	1.05%	1.01%	0.99%	0.95%	0.99%

Ratio of net investment income to average net assets	1.02	%(b)	1.15%	0.84%	0.75%	0.74%	1.06%

Portfolio turnover rate(c)	1%		1%	3%	43%	13%	2%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(b)	Ratios are annualized and based on average daily net assets of $214,846,943.
(c)	Not annualized for periods less than one year.

NOTE 10—Financial Highlights (continued)

	Institutional Class
	Six months ended January 31, 2004		Year ended July 31,
			2003	2002	2001	2000	1999

Net asset value, beginning of period	$9.97		$9.23	$12.45	$15.07	$14.21	$12.01

Income from investment operations:
Net investment income	0.07		0.13 (a)	0.08	0.19 (a)	0.15	0.18

Net gains (losses) on securities (both realized and unrealized)	1.42		0.78	(3.11)	(2.44)	1.05	2.26

Total from investment operations	1.49		0.91	(3.03)	(2.25)	1.20	2.44

Less distributions:
Dividends from net investment income	(0.07)		(0.17)	(0.19)	(0.18)	—	—

Distributions from net realized gains	—		—	—	(0.19)	(0.34)	(0.24)

Total distributions	(0.07)		(0.17)	(0.19)	(0.37)	(0.34)	(0.24)

Redemption fees added to beneficial interest	0.00		0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$11.39		$9.97	$9.23	$12.45	$15.07	$14.21

Total return(b)	14.99%		9.98%	(24.50)%	(15.09)%	8.47%	20.40%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$4,560		$4,239	$338	$544	$2,627	$4,420

Ratio of expenses to average net assets:
With expense reimbursements	0.35	%(c)	0.35%	0.35%	0.35%	0.36%	0.35%

Without expense reimbursements	0.69	%(c)	2.18%	7.36%	1.84%	1.00%	1.17%

Ratio of net investment income to average net assets	1.32	%(c)	1.35%	1.15%	1.03%	1.00%	1.36%

Portfolio turnover rate(d)	1%		1%	3%	43%	13%	2%

a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $4,585,331.
(d)	Not annualized for periods less than one year.

NOTE 11—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. (“IVIF”). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

    A.    Regulatory Inquiries and Actions

        1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

NOTE 11—Legal Proceedings (continued)

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

        2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

        3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

    B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; recission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions alleging market timing throughout the mutual fund industry should be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against IFG have been conditionally transferred to the Panel in Maryland, and IFG and AIM anticipate that all other market timing actions that may be filed or that are already pending against IFG and/or AIM will be transferred to the Panel as well.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO S&P 500 Index Fund, (“Fund”), a portfolio of AIM Stock Funds (formerly INVESCO Stock Funds, Inc. and AIM Stock Funds Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, on November 4, 2003 and reconvened on November 11, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Trustees/Matter	Votes For	Withholding Authority

(1)*	Bob R. Baker	362,405,144	19,855,030
	Frank S. Bayley	362,437,628	19,822,546
	James T. Bunch	362,488,718	19,771,456
	Bruce L. Crockett	362,515,953	19,744,221
	Albert R. Dowden	362,455,376	19,804,798
	Edward K. Dunn, Jr.	362,445,962	19,814,212
	Jack M. Fields	362,484,095	19,776,079
	Carl Frischling	362,371,394	19,888,780
	Robert H. Graham	362,402,926	19,857,248
	Gerald J. Lewis	362,263,534	19,996,640
	Prema Mathai-Davis	362,317,138	19,943,036
	Lewis F. Pennock	362,372,299	19,887,875
	Ruth H. Quigley	362,270,092	19,990,082
	Louis S. Sklar	362,404,051	19,856,123
	Larry Soll, Ph.D	362,452,103	19,808,071
	Mark H. Williamson	362,227,445	20,032,729

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(2)	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	9,501,270	266,325	222,051
(3)	Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc	9,495,919	256,592	237,135
(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	302,828,268	16,875,556	62,556,350	**

A Special Meeting of Shareholders of the Company noted above was reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	326,477,030	18,532,333	62,801,232	**

Proxy Results (Unaudited) (continued)

A Special Meeting of Shareholders of the Company noted above was reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	345,396,965	18,782,801	62,618,399	**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	354,789,002	19,165,807	57,283,120	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Stock Funds.
**	Includes Broker Non-Votes

OTHER INFORMATION

Trustees and Officers

As of January 31, 2004

Board of Trustees	Officers	Office of the Fund

Bob R. Baker

Frank S. Bayley

James T. Bunch

Bruce L. Crockett

Albert R. Dowden

Edward K. Dunn, Jr.

Jack M. Fields

Carl Frischling

Robert H. Graham

Gerald J. Lewis

Prema Mathai-Davis

Lewis F. Pennock

Ruth H. Quigley

Louis S. Sklar

Larry Soll, Ph.D.

Mark H. Williamson

Robert H. Graham

Chairman and President

Raymond R. Cunningham

Executive Vice President

Mark H. Williamson

Executive Vice President

Kevin M. Carome

Senior Vice President and Chief Legal Officer

Sidney M. Dilgren

Vice President and Treasurer

Robert G. Alley

Vice President

Stuart W. Coco

Vice President

Melville B. Cox

Vice President

Karen Dunn Kelley

Vice President

Edgar M. Larsen

Vice President

11 Greenway Plaza
Suite 100

Houston, TX 77046-1173

Investment Advisor

A I M Advisors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Sub-Advisor

INVESCO Institutional (N.A.), Inc.

One Midtown Plaza

1360 Peachtree Street, N.E.

Suite 100

Atlanta, GA 30309

Transfer Agent

A I M Investment Services, Inc.

P.O. Box 4739

Houston, TX 77210-4739

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Counsel to the Fund

Ballard Spahr

Andrews & Ingersoll, LLP

1735 Market Street

Philadelphia, PA 19103-7599

Counsel to the Trustees

Kramer, Levin, Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022-3852

Distributor

A I M Distributors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund2

AIM Small Cap Growth Fund3

AIM Trimark Endeavor Fund

AM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

*	Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM Global Trends Fund5

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund7

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO Multi-Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMInvestments.com and read it thoroughly before investing.

1Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed Aim Diversified Dividend Fund. 2As of the close of business on February 27, 2004. AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. 3AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. 4AIM Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. 5Effective March 31, 2004, AIM Global Trends Funds was renamed AIM Global Equity Fund. 6Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. 7Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by AIM Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC. one of the world’s largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

AIMinvestments.com

Your goals. Our solutions.SM

Mutual Funds	Retirement products	Annuities	College Savings Plan	Separately Managed Accounts	Offshore Products	Alternative Investments	Cash Management	AIM LogoSM

INVESCO Small Company

Growth Fund

Semiannual Report to Shareholders - January 31, 2004

COVER IMAGE

Your goals. Our solutions. SM

AIM LogoSM

INVESCO SMALL COMPANY GROWTH FUND seeks long-term capital growth.

■	Unless otherwise stated, information presented is as of 1/31/04 and is based on total net assets.

About share classes

■	Effective 9/30/03, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

■	Investor Class shares are closed to most investors. For more information on who may continue to invest in the Investor Class shares, please see the appropriate prospectus.

■	Class K shares are available only to certain retirement plans. Please see the prospectus for more details.

Principal risks of investing in the fund

■	Investing in small and mid-size companies involves risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

■	International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

About indexes used in this report

■	The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500® Index) is an index of common stocks frequently used as a general measure of U.S stock market performance.

■	The unmanaged Russell 2000® Growth Index is a subset of the unmanaged Russell 2000 Index, which represents the performance of the stocks of small-capitalization companies; the Growth subset measures the performance of Russell 2000 companies with higher pricehook ratios and higher forecasted growth values.

■	The fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses: performance of a market index does not.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestrnents.com.

This report must be accompanied or preceded by a currently effective fund prospectus, which contains more complete information, including sales charges and expenses. Read it carefully before you invest.

Not FDIC Insured    May lose value    No bank guarantee

AIMinvestments.com

TO OUR SHAREHOLDERS

GRAHAM

PHOTO

Robert H. Graham

Dear fellow Shareholder in The AIM family of funds®:

Major stock market indexes here and abroad delivered positive performance during the six months covered by this report. As is historically the case, bond market returns were more modest, but positive as well. The U.S. economy appears to have turned a corner, with solid growth in gross domestic product during the third and fourth quarters of 2003. Overseas, particularly in Europe, economic performance picked up during the second half of 2003.

Investors in the United States seem to have regained their confidence. They added $43.8 billion to U.S. stock mutual funds in January 2004 and $496 million to bond funds. By contrast, money market funds, considered a safe haven because of their emphasis on stability of net asset value, suffered large net outflows during the month. As the reporting period closed, total mutual fund assets stood at a record $7.54 trillion.

The durability of these trends is, of course, unpredictable, and we caution our shareholders against thinking that 2004 will see a rerun of the markets’ good performance during 2003. That said, it is also true that the economy appears to have the wind at its back in terms of fiscal, monetary and tax stimulus, and corporate earnings have been strong.

What should investors do? They should do what we have always urged: Keep their eyes on their long-term goals, keep their portfolios diversified, and work with their financial advisors to tailor their investments to their risk tolerance and investment objectives. We cannot overemphasize the importance of professional guidance when it comes to selecting investments.

For information on your fund’s performance and management during the reporting period, please see the management discussion that begins on the following page.

Visit our Web site

As you are aware, the mutual fund industry and AIM Investments have been the subject of allegations and investigations of late surrounding the issues of market timing and late trading in funds. We understand how unsettling this may be for many of our shareholders. We invite you to visit AIMinvestments.com, our Web site, often. We will continue to post updates on these issues as information becomes available.

The Securities and Exchange Commission, which regulates our industry, has already proposed new rules and regulations, and is planning to propose several more, that address the issues of market timing and late trading, among others. The Investment Company Institute, the industry trade group, and we welcome these efforts. We believe comprehensive rule making is necessary and is the best way to establish new industry responsibilities designed to protect shareholders. We support practical rule changes and structural modifications that are fair, enforceable and, most importantly, beneficial for investors.

Should you visit our Web site, we invite you to explore the other material available there, including general investing information, performance updates on our funds, and market and economic commentary from our financial experts.

As always, AIM is committed to building solutions for your investment goals, and we thank you for your continued participation in AIM Investments. If you have any questions, please contact our Client Service representatives at 800-959-4246.

Sincerely,

GRAHAM SIGNATURE

Robert H. Graham

Chairman and President

March 9, 2004

MANAGEMENT‘S DISCUSSION OF FUND PERFORMANCE

Fund seeks to take advantage of improving economy

For the six months ended January 31,2004, INVESCO Small Company Growth Fund, Investor Class shares returned 16.82%. Performance for other share classes can be found on Page 3. By comparison, the Russell 2000 Growth Index returned 21.81% over the same period. In managing the fund, our focus is on the stocks of companies with sustainable long-term earnings growth potential. The fund underperformed its index because many of the stocks that led the market rally, especially during the third quarter of 2003, did not meet these investment criteria.

Market conditions

The S&P 500 Index, which returned 15.22% for the six months ended January 31, 2004, rallied amid a backdrop of generally improv- ing economic conditions. During this rally, the nation’s gross domestic product, widely regarded as the broadest measure of economic activity, expanded at an annualized rate of 8.2%in the third quarter and 4.1% in the fourth quarter of 2003. In a report to Congress, the Federal Reserve Board (the Fed) noted that industrial production, corporate profits and business and consumer spending all increased during the reporting period.

Indeed, total sales from November 2003 through January 2004 were up 6.2% compared to the same three months a year earlier. The period included the holiday season, which is critical from a sales perspective for many businesses. The Fed also noted in its report that capital spending increased and there was evidence that some firms had started to build up their inventories, indicators that business confidence had improved. The housing market also continued to be “robust,” according to the Fed.

Inflation was subdued and interest rates were low. During the reporting period, the Fed kept the short-term federal funds rate at 1.00%,its lowest level since 1958. The job market remained weak, however. While the unemployment rate declined during the reporting period, it was still 5.6% at the end of January 2004.

All sectors of the S&P 500 Index recorded gains for the reporting period. Information technology, energy and industrials were the top-performing secton while health care, consumer staples and telecommunication services were the weakest-performing sectors.

Small- and mid-cap stocks generally out- performed large-cap stocks for the reporting period, and value stocks generally outper- formed growth stocks. Small-cap value stocks, on average, were the best-performing segment of the market.

Small- and mid-cap stocks generally outperformed large-cap stocks for the reporting period

Your fund

During the reporting period, we continued to adjust the portfolio to take advantage of an economic recovery. We increased the fund’s exposure to more aggressive sectors such as information technology, industrials, and materials. Simultaneously, we eliminated the fund’s holdings in consumer staples, a more defensive sector, and reduced its exposure to energy,

TOP 10 EQUITY HOLDINGS*
1. iShares Russell 2000 Growth Index Fund	1.2%
2. Aeroflex Inc.	1.1
3. Corinthian Colleges, Inc.	1.1
4. Marvel Enterprises, Inc.	1.1
5. Labor Ready, Inc.	1.0
6. F5 Networks, Inc.	1.0
7. Affiliated Managers Group, Inc.	1.0
8. Plexus Corp.	1.0
9. Arris Group Inc.	1.0
10. Aeropostale, Inc.	0.9

TOP 10 INDUSTRIES*
1. Biotechnology	6.5%
2. Semiconductors	6.5
3. Communications Equipment	4.9
4. Application Software	4.3
5. Casinos & Gaming	4.1
6. Regional Banks	3.6
7. Diversified Commercial Services	3.4
8. Health Care Services	3.3
9. Asset Management & Custody Banks	3.1
10. Health Care Equipment	3.1

TOTAL NUMBER OF HOLDINGS*	144
TOTAL NET ASSETS	$1.1 billion

*Excludes money market fund holdings.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

2

which also is more defensive in nature. We increased the fund’s exposure to health care, as we found what we consider attractive investment opportunities in this sector.

At the close of the period, the fund’s top sector weightings were in information technology, health care and consumer discretionary. These sectors also had the most positive impact on fund performance. However, our information technology and health care stocks generally underperformed those in the Russell 2000 Growth Index. In our opinion, that was because the index contained more speculative technology and health care stocks of companies that did not meet our criteria of sustainable long-term earnings growth potential.

Stocks that made a positive contribution to fund performance included Aeroflex, which produces high tech components for the aerospace and communications industries, and Marvel Enterprises, a toy manufacturer and comic book publisher. Aeroflex’s stock more than doubled in value over the reporting period as the company reported record sales for the quarter ended December 31, 2003. Marvel’s stock also appreciated in value as the company reported earnings that beat analysts’ expectations for three consecutive quarters in 2003.

Scientific Games, which operates government lottery networks, was another stock that enhanced performance. The company, which reported a 15% increase in revenue for the third quarter of 2003, announced the completion of the acquisition of one of its major competitors in November.

Detracting from performance were Regeneration Technologies, which produces tissues for implants in various medical proce- dures, and The BISYS Group, which provides outsourcing and other services for financial institutions and corporate clients. After both companies revised their earnings estimates downward for the quarter ended September 30, 2003, their stock prices declined. Regeneration Technologies rebounded, however, and reported record net income for 2003. The fund no longer owned The BISYS Group stock as of the end of the reporting period.

In closing

Throughout the reporting period, we remained committed to the fund’s capitalization target, selection criteria and sell discipline. We are pleased to be able to report the fund’s solid performance for the period, and we appreciate your participation in the fund.

See important fund and index disclosures inside front cover.

COWELL

PHOTO

Stacie L. Cowell,

Lead Manager

Ms.Cowell, Chartered Financial Analyst, serves as the lead portfolio manager for INVESCO Small Company Growth Fund. She began her investment career in 1989 and joined INVESCO in 1996. Ms.Cowell holds a master’s in finance from the University of Colorado. She received her bachelor’s in economics from Colgate University

COOKE

PHOTO

Cameron Cooke

Mr.Cooke is co-manager for INVESCO Small Company Growth Fund. He began his investment career in 1996, joining INVESCO in 2000. He received his bachelor’s in economics from the University of North Carolina at Chapel Hill.

FUND VS. INDEXES

Total returns, 7/31/03-1/31/04, excluding applicable sales charges.

If sales charges were Included, returns would be lower.

Class A Shares	16.80%
Class B Shares	16.45
Class C Shares	16.33
Class K Shares	16.62
Investor Class Shares	16.82
Russell 2000 Growth Index	21.81
Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

[ARROW GRAPHIC LOGO]

For a presentation of your fund’s long-term performance record, please turn the page.

3

LONG-TERM PERFORMANCE

Your fund’s long-term performance

Below you will find a presentation of your fund’s long-term performance record for periods ended 1/31/04, the close of the six-month period covered by this report. As required by industry regulations, we also present long-term performance for periods ended 12/31/03, the most recent calendar quarter-end.

Please read the important disclosure accompanying these tables, which explains how fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/04, including applicable sales charges
Class A Shares
Inception (3/28/02)	-1.01%
1 Year	36.13

Class B Shares
Inception (3/28/02)	-0.77%
1 Year	38.18

Class C Shares
Inception (2/14/00)	-13.26%
1 Year	41.08

Class K Shares
Inception (12/14/01)	-0.44%
1 Year	43.83

Investor Class Shares
Inception (12/26/91)	11.47%
10 Years	8.60
5 Years	3.70
1 Year	44.07

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/03, including applicable sales charges
Class A Shares
Inception (3/28/02)	-3.73%
1 Year	26.05

Class B Shares
Inception (3/28/02)	-3.53%
1 Year	27.69

Class C Shares
Inception (2/14/00)	-14.58%
1 Year	30.79

Class K Shares
Inception (12/14/01)	-2.74%
1 Year	33.37

Investor Class Shares
Inception (12/26/91)	11.11%
10 Years	8.18
5 Years	2.93
1 Year	33.49

The performance data quoted represent past performance and cannot guarantee comparable future rasults, current performance may be lower or higher. Please visit AlMinvestments.com for the most recent month-end performance. Performance figures rflect reinvested distributions, changes in net asset value and the effect of the maximum sale charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class K shares have no sales charge: therefore, performance quoted is at net asset value. Class K share returns do not include a 0.70% contingent deferred sales charges (CDSC) that may be imposed on a total redemption of retirement plan assets within the first year. Investor Class shares have no sales charge: therefore performance quoted is at net asset value. The performance of the fund’s share classes will differ due to different sales charge structures and class expenses.

Had the advisor not waived fees and/ or reimbursed expenses. Class B, C and K share returns would have been lower.

ARROW BUTTON IMAGE	For More Information Visit AIMinvestments.com

4

FINANCIALS

Schedule of Investments

January 31, 2004

(Unaudited)

	Shares	Market Value

Common Stocks & Other Equity Interests–91.00%

Airlines–0.67%
AirTran Holdings, Inc.(a)	617,900	$7,118,208

Apparel Retail–2.56%
Aeropostale, Inc.(a)	339,100	10,122,135

Finish Line, Inc. (The)–Class A(a)	167,500	5,695,000

Hot Topic, Inc.(a)	183,150	5,580,580

Men’s Wearhouse, Inc. (The)(a)	259,700	6,048,413

		27,446,128

Application Software–4.31%
Agile Software Corp.(a)	668,800	6,955,520

Altiris, Inc.(a)	135,920	4,913,508

FileNET Corp.(a)	271,200	7,946,160

Inet Technologies, Inc.(a)	361,600	5,398,688

MicroStrategy Inc.–Class A(a)	104,100	6,494,799

MSC.Software Corp.(a)	759,600	7,725,132

RSA Security Inc.(a)	408,730	6,756,307

		46,190,114

Asset Management & Custody Banks–3.13%
Affiliated Managers Group, Inc.(a)	122,800	10,413,440

Eaton Vance Corp.	227,500	8,588,125

Investors Financial Services Corp.	187,100	7,753,424

National Financial Partners Corp.	202,700	6,727,613

		33,482,602

Biotechnology–6.53%
Abgenix, Inc.(a)	354,300	5,527,080

Connectics Corp.(a)	401,500	8,837,015

Dendreon Corp.(a)	400,100	5,601,400

Gen-Probe Inc.(a)	184,700	6,966,884

IDEXX Laboratories, Inc.(a)	108,100	5,300,143

ILEX Oncology, Inc.(a)	318,700	7,409,775

Ligand Pharmaceuticals Inc.–Class B(a)(b)	100,000	1,451,000

Ligand Pharmaceuticals Inc.–Class B(a)	313,500	4,548,885

Martek Biosciences Corp.(a)	82,700	5,363,922

Nabi Biopharmaceuticals(a)	104,200	1,684,914

Neurocrine Biosciences, Inc.(a)	102,100	5,777,839

NPS Pharmaceuticals, Inc.(a)	210,600	7,267,806

OSI Pharmaceuticals, Inc.(a)	121,100	4,214,280

		69,950,943

	Shares	Market Value

Broadcasting & Cable TV–0.62%
Radio One, Inc.–Class D(a)	362,600	$6,682,718

Casinos & Gaming–4.05%
Alliance Gaming Corp.(a)	342,000	8,242,200

Mandalay Resort Group	136,400	6,393,068

Pinnacle Entertainment, Inc.(a)	397,500	4,952,850

Scientific Games Corp.–Class A(a)	414,200	6,208,858

Station Casinos, Inc.	282,300	9,883,323

WMS Industries Inc.(a)	264,700	7,689,535

		43,369,834

Communications Equipment–4.91%
Arris Group Inc.(a)	1,107,000	10,184,400

F5 Networks, Inc.(a)	311,900	10,607,719

NETGEAR, Inc.(a)	462,100	7,800,248

NetScreen Technologies, Inc.(a)	337,800	8,823,336

REMEC, Inc.(a)	622,800	6,234,228

Tekelec(a)	436,100	8,874,635

		52,524,566

Computer Storage & Peripherals–0.65%
Dot Hill Systems Corp.(a)	492,700	7,006,194

Construction & Farm Machinery & Heavy Trucks–2.13%
Joy Global Inc.	250,500	6,595,665

Oshkosh Truck Corp.	156,700	9,132,476

Wabash National Corp.( a)	255,900	7,039,809

		22,767,950

Data Processing & Outsourced Services–0.49%
Syntel, Inc.	179,800	5,192,624

Diversified Commercial Services–3.39%
Corinthian Colleges, Inc.(a)	186,200	11,598,398

Corporate Executive Board Co. (The)(a)	143,700	6,861,675

ITT Educational Services, Inc.(a)	113,130	6,264,008

LECG Corp.(a)	217,600	5,083,136

Sylvan Learning Systems, Inc.(a)	215,900	6,522,339

		36,329,556

Diversified Metals & Mining–0.65%
Arch Coal, Inc.	250,600	6,921,572

Electronic Equipment Manufacturers–1.59%
Aeroflex Inc.(a)	806,860	11,876,979

Digital Theater Systems Inc.(a)	201,700	5,111,078

		16,988,057

F-1

	Shares	Market Value

Electronic Manufacturing Services–2.59%
Benchmark Electronics, Inc.(a)	205,200	$7,214,832

Merix Corp.(a)	300,900	8,169,435

Plexus Corp.(a)	474,200	10,399,206

Trimble Navigation Ltd.(a)	53,590	1,990,868

		27,774,341

Employment Services–2.39%
Heidrick & Struggles International, Inc.(a)	435,050	9,331,823

Labor Ready, Inc.(a)	818,000	10,756,700

Resources Connection, Inc.(a)	160,360	5,493,934

		25,582,457

Environmental Services–0.69%
Stericycle, Inc.(a)	165,900	7,332,780

General Merchandise Stores–0.87%
Tuesday Morning Corp.(a)	296,000	9,356,560

Health Care Equipment–3.01%
Advanced Neuromodulation Systems, Inc.(a)	202,150	8,933,009

ALARIS Medical Systems, Inc.(a)	237,800	4,756,000

ArthroCare Corp.(a)	143,475	3,510,833

Cyberonics, Inc.(a)	134,600	4,085,110

INAMED Corp.(a)	95,550	4,924,647

Therasense, Inc.(a)	224,400	6,002,700

		32,212,299

Health Care Facilities–2.28%
Community Health Systems Inc.(a)	288,100	8,141,706

Select Medical Corp.	508,500	8,797,050

United Surgical Partners International, Inc.(a)	196,600	7,498,324

		24,437,080

Health Care Services–3.32%
Accredo Health, Inc.(a)	279,400	9,471,660

DaVita, Inc.(a)	177,600	7,125,312

Dendrite International, Inc.(a)	337,000	5,725,630

eResearch Technology, Inc.(a)	160,600	5,380,100

SFBC International, Inc.(a)	256,100	7,859,709

		35,562,411

Health Care Supplies–0.40%
Regeneration Technologies, Inc.(a)	426,100	4,261,000

Homebuilding–0.46%
Ryland Group, Inc. (The)	64,000	4,880,000

Industrial Gases–0.77%
Airgas, Inc.	365,400	8,290,926

	Shares	Market Value

Industrial Machinery–1.57%
IDEX Corp.	192,700	$8,035,590

Kennametal Inc.	206,200	8,742,880

		16,778,470

Internet Retail–0.33%
Netflix Inc.(a)	48,600	3,568,698

Internet Software & Services–2.33%
Ask Jeeves, Inc.(a)	165,300	3,588,663

Openwave Systems Inc.(a)	392,166	5,819,743

SupportSoft, Inc.(a)	619,600	8,296,444

webMethods, Inc.(a)	671,500	7,211,910

		24,916,760

Investment Banking & Brokerage–1.69%
Knight Trading Group, Inc.(a)	592,300	8,173,740

Raymond James Financial, Inc.	259,700	9,878,988

		18,052,728

Investment Companies—Exchange Traded Funds–1.18%
iShares Russell 2000 Growth Index Fund	203,500	12,651,595

IT Consulting & Other Services–1.28%
Cognizant Technology Solutions Corp.(a)	42,900	2,317,887

MAXIMUS, Inc.(a)	147,100	5,663,350

SRA International, Inc.–Class A(a)	154,199	5,763,959

		13,745,196

Leisure Products–1.06%
Marvel Enterprises, Inc.(a)	352,200	11,351,406

Managed Health Care–0.75%
Sierra Health Services, Inc.(a)	273,400	8,037,960

Oil & Gas Drilling–2.35%
Grey Wolf, Inc.(a)	1,987,400	8,307,332

Patterson-UTI Energy, Inc.(a)	236,900	8,192,002

Precision Drilling Corp. (Canada)(a)	187,600	8,691,508

		25,190,842

Oil & Gas Equipment & Services–1.52%
Maverick Tube Corp.(a)	384,900	6,989,784

National-Oilwell, Inc.(a)	362,400	9,317,304

		16,307,088

Oil & Gas Exploration & Production–0.74%
Spinnaker Exploration Co.(a)	233,800	7,953,876

Pharmaceuticals–2.63%
Cypress Bioscience, Inc.(a)	209,745	2,282,026

Eon Labs, Inc.(a)	64,400	3,679,172

F-2

	Shares	Market Value

Pharmaceuticals–(Continued)
MGI Pharma, Inc.(a)	159,200	$7,592,248

Pharmaceutical Resources, Inc.(a)	77,200	4,787,172

POZEN Inc.(a)	134,700	2,012,418

Valeant Pharmaceuticals International	331,400	7,781,272

		28,134,308

Property & Casualty Insurance–0.65%
United National Group, Ltd.–Class A (Cayman Islands)(a)	359,600	6,958,260

Publishing–0.60%
Getty Images, Inc.(a)	130,900	6,459,915

Regional Banks–3.61%
Greater Bay Bancorp	276,100	7,515,442

PrivateBancorp, Inc.	137,700	6,704,613

Silicon Valley Bancshares(a)	183,600	6,348,888

South Financial Group, Inc. (The)	153,000	4,542,570

Southwest Bancorp. of Texas, Inc.	223,700	8,404,409

Wintrust Financial Corp.	109,100	5,108,062

		38,623,984

Restaurants–0.75%
P.F. Chang’s China Bistro, Inc.(a)	103,200	4,778,160

Panera Bread Co.–Class A(a)	79,400	3,235,550

		8,013,710

Semiconductor Equipment–2.99%
Asyst Technologies, Inc.(a)	339,700	5,204,204

Cymer, Inc.(a)	195,700	8,612,757

MKS Instruments, Inc.(a)	348,200	8,231,448

Ultratech, Inc.(a)	71,000	2,063,260

Varian Semiconductor Equipment Associates, Inc.(a)	162,100	7,900,754

		32,012,423

Semiconductors–6.53%
Artisan Components, Inc.(a)	275,400	4,995,756

Conexant Systems, Inc.(a)	1,168,000	7,790,560

Integrated Silicon Solution, Inc.(a)	309,100	4,998,147

Lattice Semiconductor Corp.(a)	761,200	8,167,676

Microsemi Corp.(a)	219,600	6,686,820

Semtech Corp.(a)	366,300	9,131,859

Skyworks Solutions, Inc.(a)	528,400	5,648,596

Trident Microsystems, Inc.(a)	318,900	5,567,994

Vitesse Semiconductor Corp.(a)	989,100	8,160,075

Zoran Corp.(a)	454,700	8,721,146

		69,868,629

	Shares	Market Value

Specialty Stores–2.67%
Advance Auto Parts, Inc.(a)	202,400	$7,877,408

Guitar Center, Inc.(a)	181,500	6,236,340

Linens ’n Things, Inc.(a)	199,600	5,760,456

PETCO Animal Supplies, Inc.(a)	274,400	8,701,224

		28,575,428

Steel–0.75%
Allegheny Technologies, Inc.	501,100	4,710,340

GrafTech International Ltd.(a)	269,500	3,352,580

		8,062,920

Systems Software–0.55%
Secure Computing Corp.(a)	345,900	5,932,185

Trucking–0.70%
Central Freight Lines, Inc.(a)	113,300	1,985,016

Overnite Corp.	245,800	5,508,378

		7,493,394

Wireless Telecommunication Services–1.31%
Nextel Partners, Inc.–Class A(a)	376,400	4,866,852

Western Wireless Corp.–Class A(a)	404,600	9,168,236

		14,035,088

Total Common Stocks & Other Equity Interests (Cost $785,138,313)		974,385,783

Money Market Funds–9.82%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $105,114,375)(c)	105,114,375	105,114,375

TOTAL INVESTMENTS–100.82% (excluding investments purchased with cash collateral from securities loaned) (Cost $890,252,688)		1,079,500,158

Investments Purchased With Cash Collateral From Securities Loaned

Money Market Funds–4.14%
INVESCO Treasurer’s Series Money Market Reserve Fund(c)(d)	44,275,920	44,275,920

Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $44,275,920)		44,275,920

TOTAL INVESTMENTS–104.96% (Cost $934,528,608)		1,123,776,078

OTHER ASSETS LESS LIABILITIES–(4.96%)		(53,074,779)

NET ASSETS–100.00%		$1,070,701,299

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security fair valued in accordance with the procedures established by the Board of Trustees.
(c)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

F-3

Statement of Assets and Liabilities

January 31, 2004

(Unaudited)

Assets:
Investments, at market value (cost $785,138,313)*	$974,385,783

Investments in affiliated money market funds (cost $149,390,295)	149,390,295

Total investments (cost $934,528,608)	1,123,776,078

Receivables for:
Investments sold	22,046,950

Fund shares sold	1,682,134

Dividends	135,669

Investment for deferred compensation and retirement plans	103,677

Other assets	45,947

Total assets	1,147,790,455

Liabilities:
Payables for:
Investments purchased	26,096,163

Fund shares reacquired	4,677,874

Deferred compensation and retirement plans	122,978

Collateral upon return of securities loaned	44,275,920

Accrued distribution fees	245,170

Accrued trustees’ fees	1,824

Accrued transfer agent fees	1,510,298

Accrued operating expenses	158,929

Total liabilities	77,089,156

Net assets applicable to shares outstanding	$1,070,701,299

Net assets consist of:
Shares of beneficial interest	$1,506,868,846

Undistributed net investment income (loss)	(6,542,868)

Undistributed net realized gain (loss) from investment securities and option contracts	(618,872,149)

Unrealized appreciation of investment securities and option contracts	189,247,470

$1,070,701,299

Net Assets:
Class A	$5,402,535

Class B	$1,165,971

Class C	$2,434,242

Class K	$126,431,554

Investor Class	$935,266,997

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	462,671

Class B	101,080

Class C	220,505

Class K	10,849,590

Investor Class	80,153,138

Class A:
Net asset value per share	$11.68

Offering price per share:
(Net asset value of $11.68 ÷ 94.50%)	$12.36

Class B:
Net asset value and offering price per share	$11.54

Class C:
Net asset value and offering price per share	$11.04

Class K:
Net asset value and offering price per share	$11.65

Investor Class:
Net asset value and offering price per share	$11.67

*	At January 31, 2004, securities with an aggregate market value of $43,620,132 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

F-4

Statement of Operations

For the six months ended January 31, 2004

(Unaudited)

Investment income:
Dividends	$1,105,546

Dividends and interest from affiliates*	447,700

Total investment income	1,553,246

Expenses:
Advisory fees	3,432,408

Administrative services fees	242,678

Custodian fees	70,929

Distribution fees:
Class A	11,157

Class B	3,203

Class C	15,552

Class K	254,648

Investor Class	1,166,116

Transfer agent fees:
Class A	7,050

Class B	1,541

Class C	30,969

Class K	507,689

Investor Class	2,461,685

Trustees’ fees	15,002

Other	569,805

Total expenses	8,790,432

Less: Fees waived, expenses reimbursed and expense offset arrangements	(764,620)

Net expenses	8,025,812

Net investment income (loss)	(6,472,566)

Realized and unrealized gain from investment securities and option contracts:
Net realized gain from:
Investment securities	127,070,449

Option contracts written	48,845

127,119,294

Change in net unrealized appreciation of:
Investment securities	39,458,535

Option contracts written	36,301

39,494,836

Net gain from investment securities and option contracts	166,614,130

Net increase in net assets resulting from operations	$160,141,564

*	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

F-5

Statement of Changes in Net Assets

For the six months ended January 31, 2004 and the year ended July 31, 2003

(Unaudited)

	January 31, 2004	July 31, 2003

Operations:
Net investment income (loss)	$(6,472,566)	$(8,216,081)

Net realized gain (loss) from investment securities and option contracts	127,119,294	(68,052,955)

Change in net unrealized appreciation of investment securities and option contracts	39,494,836	229,128,853

Net increase in net assets resulting from operations	160,141,564	152,859,817

Share transactions–net:
Class A	(2,066,190)	3,071,872

Class B	669,335	288,316

Class C	131,742	50,289

Class K	14,441,971	14,773,347

Investor Class	(96,402,330)	(47,990,339)

Net increase (decrease) in net assets resulting from share transactions	(83,225,472)	(29,806,515)

Net increase in net assets	76,916,092	123,053,302

Net assets:
Beginning of period	993,785,207	870,731,905

End of period (including undistributed net investment income (loss) of $(6,542,868) and $(70,302) for 2004 and 2003, respectively)	$1,070,701,299	$993,785,207

See accompanying notes which are an integral part of the financial statements.

F-6

Notes to Financial Statements

January 31, 2004

(Unaudited)

NOTE 1—Significant Accounting Policies

INVESCO Small Company Growth Fund (the “Fund”) is a series portfolio of AIM Stock Funds (the “Trust”, formerly known as, INVESCO Stock Funds, Inc.). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek long-term capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end, and as such, the net asset value for shareholder transactions may be different than the net asset value reported in these financial statements. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

F-7

D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Covered Call Options — The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
G.	Put Options — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
H.	Expenses — Each Class bears expenses incurred specifically on its behalf and, in addition, each Class bears a portion of general expenses, based on relative net assets of each Class.

NOTE 2—Advisory Fees and Other Fees Paid to

Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate

First $350 million	0.75%

From $350 million to $700 million	0.65%

From $700 million to $2 billion	0.55%

From $2 billion to $4 billion	0.45%

From $4 billion to $6 billion	0.40%

From $6 billion to $8 billion	0.375%

Over $8 billion	0.35%

For the period November 25, 2003 through January 31, 2004, the Fund paid advisory fees to AIM of $1,260,314. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period August 1, 2003 through November 24, 2003, the Fund paid advisory fees to IFG of $2,172,094. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

AIM has contractually agreed to limit total annual operating expenses for Class A, Class B, Class C and Class K shares to 2.10%, 2.75%, 2.75% and 2.20%, respectively and has voluntarily agreed to limit total annual operating expenses of Class A, Class B, Class C, Class K and Investor Class shares to 1.60%, 2.25%, 2.25%, 1.70% and 1.50%, respectively. The expense limitations exclude interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expense offset arrangements, if any. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors after April 1, 2004 upon consultation with the Board of Trustees. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). For the six months ended January 31, 2004, AIM waived fees of $2,579.

For the period November 25, 2003 through January 31, 2004, AIM reimbursed transfer agency expenses of the Fund of $0, $331, $7,349, $30,131 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed transfer agency expenses of the Fund of $0, $752, $21,625, $246,986 and $431,159 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. For the period November 25, 2003 through January 31, 2004, AIM reimbursed other class-specific expenses of the Fund of $0, $4,538, $6,687, $0 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG did not reimburse other class-specific expenses of the Fund. For the period November 25, 2003 through January 31, 2004, AIM reimbursed fund level expenses of the Fund of $12,288. Prior to November 25, 2003, IFG did not reimburse fund level expenses of the Fund.

AIM is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after AIM incurred the expense. At January 31, 2004, the reimbursement that may potentially be made by the

F-8

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates (continued)

Fund to AIM which will expire during the calendar year ended 2005 for Class A, Class B, Class C, Class K and Investor Class was $0, $519, $21,413, $730,404 and $1,052,315, respectively, expiring during the calendar year ended 2006 for Class A, Class B, Class C, Class K and Investor Class was $0, $4,027, $57,835, $541,288 and $611,424, respectively and expiring during the calendar year ended 2007 for Class A, Class B, Class C, Class K and Investor Class was $0, $4,847, $13,497, $26,098 and $86,868, respectively. During the six months ended January 31, 2004, the Fund reimbursed AIM for previously reimbursed Fund expenses of $237,348.

The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through January 31, 2004, AIM was paid $115,545 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period August 1, 2003 through November 24, 2003, IFG was paid $127,133 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period August 1, 2003 through September 30, 2003, IFG retained $916,594 for such services. For the period October 1, 2003 through January 31, 2004, AISI retained $2,063,401 for such services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, 0.25% of the average daily net assets of the Class A, Class B, Class C or Class K shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its actual expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the six months ended January 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid $11,157, $3,203, $15,552, $254,648 and $1,166,116, respectively.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the six months ended January 31, 2004 AIM Distributors retained $4,047 in front-end sales commissions from the sale of Class A shares and $0, $0, $33 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) to invest daily available cash balances in affiliated money market funds and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash. The tables below show the transactions in and earnings from investments in affiliated money market funds for the period ended January 31, 2004.

Investments of Daily Available Cash Balances:

	Market Value 07/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 01/31/04	Dividend Income	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$35,000,000	$523,742,542	$(453,628,167)	$—	$105,114,375	$343,178	$—

Investments of Cash Collateral from Securities Lending Transactions:

	Market Value 07/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 01/31/04	Dividend Income*	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$32,721,694	$150,267,914	$(138,713,688)	$—	$44,275,920	$84,275	$—

Total	$67,721,694	$674,010,456	$(592,341,855)	$—	$149,390,295	$427,453	$—

*	Dividend income is net of fees paid to security lending counterparties.

F-9

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the six months ended January 31, 2004, the Fund received reductions in custodian fees of $195 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $195.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

During the six months ended January 31, 2004, the Fund paid legal fees of $906 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be

NOTE 6—Borrowings (continued)

secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow under the facility during the six months ended January 31, 2004.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the six months ended January 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during six months ended January 31, 2004. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Advances to Affiliates

Pursuant to an exemptive order from the SEC, the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the other AIM and INVESCO Funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

Transactions During the Period

	Advances Outstanding 07/31/03	Increases in Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 01/31/04	Average Advances to Affiliates	Interest Income

INVESCO Dynamics Fund	$—	$590,086,000	$(590,086,000)	$—	$3,206,989	$19,532

INVESCO Growth & Income Fund	—	1,664,000	(1,664,000)	—	9,044	52

INVESCO International Blue Chip Value Fund	—	1,014,000	(1,014,000)	—	5,511	33

INVESCO Select Income Fund	—	3,710,000	(3,710,000)	—	20,163	115

INVESCO VIF-High Yield Fund	—	10,877,000	(10,877,000)	—	59,114	344

INVESCO VIF-Telecommunications Fund	—	5,378,000	(5,378,000)	—	29,228	171

	$—	$612,729,000	$(612,729,000)	$—	$3,330,049	$20,247

F-10

NOTE 8—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in an affiliated money market fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At January 31, 2004, securities with an aggregate value of $43,620,132 were on loan to brokers. The loans were secured by cash collateral of $44,275,920 received by the Fund and subsequently invested in an affiliated money market fund. For the January 31, 2004 ended six months, the Fund received dividends on cash collateral net of fees paid to counterparties of $84,275 for securities lending transactions.

NOTE 9—Option Contracts Written

Transactions During the Period

	Call Option Contracts
	Number of Contracts	Premiums Received

Beginning of period	1,507	$57,887

Closed	(1,507)	(57,887)

End of period	—	$—

NOTE 10—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

July 31, 2006	$4,086,304

July 31, 2009	36,460,063

July 31, 2010	375,274,025

July 31, 2011	306,907,143

Total capital loss carryforward	$722,727,535

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended January 31, 2004 was $644,464,780 and $740,383,230, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$198,459,686

Aggregate unrealized (depreciation) of investment securities	(13,429,031)

Net unrealized appreciation of investment securities	$185,030,655

Cost of investments for tax purposes is $938,745,423.

F-11

NOTE 12—Share Information

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding

	Six months ended January 31, 2004		Year ended July 31, 2003
	Shares	Amount	Shares	Amount

Sold:
Class A	693,251	$7,218,732	3,884,403	$33,795,850

Class B	64,235	719,705	33,843	293,246

Class C	1,683,261	16,785,877	44,602,549	359,966,858

Class K	2,284,113	24,827,405	2,413,736	21,412,308

Investor Class	32,087,835	348,341,492	104,518,131	885,646,023

Automatic conversion of Class B shares to Class A shares:*
Class A	4	41	—	—

Class B	(4)	(41)	—	—

Reacquired:
Class A	(867,668)	(9,284,963)	(3,557,109)	(30,723,978)

Class B	(4,345)	(50,329)	(608)	(4,930)

Class C	(1,639,114)	(16,654,135)	(44,560,541)	(359,916,569)

Class K	(955,802)	(10,385,434)	(779,789)	(6,638,961)

Investor Class	(41,022,434)	(444,743,822)	(110,607,182)	(933,636,362)

	(7,676,668)	$(83,225,472)	(4,052,567)	$(29,806,515)

*	Prior to the six months ended January 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Six months ended January 31, 2004		Year ended July 31, 2003	March 28, 2002 (Date sales commenced) to July 31, 2002

Net asset value, beginning of period	$10.00		$8.41	$11.25

Income from investment operations:
Net investment income (loss)	(0.07	)(a)	(0.01)	(0.02	)(a)

Net gains (losses) on securities (both realized and unrealized)	1.75		1.60	(2.82)

Total from investment operations	1.68		1.59	(2.84)

Net asset value, end of period	$11.68		$10.00	$8.41

Total return(b)	16.80%		18.91%	(25.24)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$5,403		$6,372	$2,607

Ratio of expenses to average net assets	1.55	%(c)	1.38%	1.24	%(d)

Ratio of net investment income (loss) to average net assets	(1.26	)%(c)	(0.69)%	(0.74	)%(d)

Portfolio turnover rate(e)	66%		119%	99%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $6,340,932.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-12

NOTE 13—Financial Highlights (continued)

	Class B
	Six months ended January 31, 2004		Year ended July 31, 2003	March 28, 2002 (Date sales commenced) to July 31, 2002

Net asset value, beginning of period	$9.91		$8.41	$11.25

Income from investment operations:
Net investment income (loss)	(0.11	)(a)	(0.07)	(0.04	)(a)

Net gains (losses) on securities (both realized and unrealized)	1.74		1.57	(2.80)

Total from investment operations	1.63		1.50	(2.84)

Net asset value, end of period	$11.54		$9.91	$8.41

Total return(b)	16.45%		17.84%	(25.24)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,166		$408	$67

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.25	%(c)	2.25%	2.14	%(d)

Without fee waivers and expense reimbursements	4.00	%(c)	4.00%	2.14	%(d)

Ratio of net investment income (loss) to average net assets	(1.96	)%(c)	(1.61)%	(1.68	)%(d)

Portfolio turnover rate(e)	66%		119%	99%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $637,135.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

	Class C
	Six months ended January 31, 2004		Year ended July 31,				February 14, 2000 (Date sales commenced) to July 31, 2000
			2003	2002		2001

Net asset value, beginning of period	$9.49		$8.09	$12.54		$18.37	$20.68

Income from investment operations:
Net investment income (loss)	(0.10	)(a)	(0.18)	(0.18	)(a)	(0.12)	(0.00)

Net gains (losses) on securities (both realized and unrealized)	1.65		1.58	(4.27)		(4.78)	(2.31)

Total from investment operations	1.55		1.40	(4.45)		(4.90)	(2.31)

Less distributions from net realized gains	—		—	—		(0.93)	—

Net asset value, end of period	$11.04		$9.49	$8.09		$12.54	$18.37

Total return(b)	16.33%		17.45%	(35.57)%		(27.24)%	(11.17)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,434		$1,673	$1,087		$2,034	$1,926

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	2.25	%(c)	2.25%	2.25%		2.13%	1.83	%(d)

Without fee waivers and expense reimbursements	4.54	%(c)	3.55%	2.70%		2.13%	1.83	%(d)

Ratio of net investment income (loss) to average net assets	(1.96	)%(c)	(1.73)%	(1.81)%		(1.12)%	(0.91	)%(d)

Portfolio turnover rate(e)	66%		119%	99%		112%	186%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $3,093,494.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-13

NOTE 13—Financial Highlights (continued)

	Class K
	Six months ended January 31, 2004		Year ended July 31, 2003	December 14, 2001 (Date sales commenced) to July 31, 2002

Net asset value, beginning of period	$9.99		$8.43	$11.76

Income from investment operations:
Net investment income (loss)	(0.08	)(a)	(0.01)	(0.05	)(a)

Net gains (losses) on securities (both realized and unrealized)	1.74		1.57	(3.28)

Total from investment operations	1.66		1.56	(3.33)

Net asset value, end of period	$11.65		$9.99	$8.43

Total return(b)	16.62%		18.51%	(28.32)%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$126,432		$95,105	$66,451

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.70	%(c)	1.70%	1.17	%(d)

Without fee waivers and expense reimbursements	2.19	%(c)	3.12%	1.17	%(d)

Ratio of net investment income (loss) to average net assets	(1.41	)%(c)	(1.12)%	(0.80	)%(d)

Portfolio turnover rate(e)	66%		119%	99%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $112,561,854.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

	Investor Class
	Six months ended January 31, 2004		Year ended July 31,					Two months ended July 31, 1999		Year ended May 31, 1999
			2003	2002	2001		2000

Net asset value, beginning of period	$9.99		$8.41	$12.76	$18.50		$13.61	$12.08		$11.90

Income from investment operations:
Net investment income (loss)	(0.07	)(a)	(0.00)	(0.01)	(0.04	)(a)	(0.00)	(0.00)		(0.00)

Net gains (losses) on securities (both realized and unrealized)	1.75		1.58	(4.34)	(4.77)		6.88	1.53		1.35

Total from investment operations	1.68		1.58	(4.35)	(4.81)		6.88	1.53		1.35

Less distributions from net realized gains	—		—	—	(0.93)		(1.99)	—		(1.17)

Net asset value, end of period	$11.67		$9.99	$8.41	$12.76		$18.50	$13.61		$12.08

Total return(b)	16.82%		18.79%	(34.09)%	(26.53)%		53.55%	12.67%		12.91%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$935,267		$890,227	$800,520	$1,395,113		$1,440,445	$452,861		$318,109

Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.50	%(c)	1.50%	1.45%	1.29%		1.20%	1.50	%(d)	1.51	%(d)

Without fee waivers and expense reimbursements	1.59	%(c)	1.67%	1.45%	1.29%		1.21%	1.62	%(d)	1.59	%(d)

Ratio of net investment income (loss) to average net assets	(1.21	)%(c)	(0.94)%	(1.01)%	(0.28)%		(0.34)%	(0.69	)%(d)	(0.58	)%(d)

Portfolio turnover rate(e)	66%		119%	99%	112%		186%	41%		203%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)	Ratios are annualized and based on average daily net assets of $927,822,545.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

F-14

NOTE 14—Legal Proceedings

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“IFG”), was formerly the investment advisor to the INVESCO Funds. IFG continues to serve as the investment advisor to INVESCO Variable Investment Funds, Inc. (“IVIF”). On November 25, 2003, AIM succeeded IFG as the investment advisor to the INVESCO Funds other than IVIF.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

    A.    Regulatory Inquiries and Actions

        1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM) and the position of Senior Vice President of AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and other related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, the Office of the Secretary of State for West Virginia, the Department of Banking for the State of Connecticut and the Colorado Securities Division. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD Inc. and the SEC, none of which directly bears upon the Fund. IFG is providing full cooperation with respect to these inquiries.

        2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC, the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

        3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund’s investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

    B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii)

F-15

NOTE 14—Legal Proceedings (continued)

violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; recission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. The Judicial Panel on Multidistrict Litigation (the “Panel”) has ruled that all actions alleging market timing throughout the mutual fund industry should be transferred to the United States District Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against IFG have been conditionally transferred to the Panel in Maryland, and IFG and AIM anticipate that all other market timing actions that may be filed or that are already pending against IFG and/or AIM will be transferred to the Panel as well.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund or AIM.

F-16

Proxy Results (Unaudited)

A Special Meeting of Shareholders of INVESCO Small Company Growth Fund, (“Fund”) a portfolio of AIM Stock Funds (formerly INVESCO Stock Funds, Inc. and AIM Stock Funds, Inc.), (“Company”), a Delaware statutory trust, was held on October 21, 2003. The meeting was adjourned and reconvened on October 28, 2003, on November 4, 2003 and reconvened on November 11, 2003. The meeting was held for the following purposes:

(1)*	To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph D. and Mark H. Williamson.

(2)	To approve a new Investment Advisory Agreement with A I M Advisors, Inc.

(3)	To approve a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.

The results of the voting on the above matters were as follows:

	Trustees/Matter	Votes For	Withholding Authority

(1)*	Bob R. Baker	362,405,144	19,855,030
	Frank S. Bayley	362,437,628	19,822,546
	James T. Bunch	362,488,718	19,771,456
	Bruce L. Crockett	362,515,953	19,744,221
	Albert R. Dowden	362,455,376	19,804,798
	Edward K. Dunn, Jr.	362,445,962	19,814,212
	Jack M. Fields	362,484,095	19,776,079
	Carl Frischling	362,371,394	19,888,780
	Robert H. Graham	362,402,926	19,857,248
	Gerald J. Lewis	362,263,534	19,996,640
	Prema Mathai-Davis	362,317,138	19,943,036
	Lewis F. Pennock	362,372,299	19,887,875
	Ruth H. Quigley	362,270,092	19,990,082
	Louis S. Sklar	362,404,051	19,856,123
	Larry Soll, Ph.D	362,452,103	19,808,071
	Mark H. Williamson	362,227,445	20,032,729

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(2)	Approval of a new Investment Advisory Agreement with A I M Advisors, Inc.	52,026,488	712,302	905,199
(3)	Approval of a new Sub-Advisory Agreement between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc	52,025,431	797,211	821,347
(4)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	302,828,268	16,875,556	62,556,350	**

A Special Meeting of Shareholders of the Company noted above was reconvened on October 28, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	326,477,030	18,532,333	62,801,232	**

F-17

Proxy Results (Unaudited) (continued)

A Special Meeting of Shareholders of the Company noted above was reconvened on November 4, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	To approve an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	345,396,965	18,782,801	62,618,399	**

A Special Meeting of Shareholders of the Company noted above was reconvened on November 11, 2003. At the reconvened meeting the following matter was then considered:

	Matter	Votes For	Votes Against	Withheld/ Abstentions

(1)*	Approval of an Agreement and Plan of Reorganization which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company’s assets and the dissolution of Company as a Maryland corporation.	354,789,002	19,165,807	57,283,120	**

*	Proposal required approval by a combined vote of all the portfolios of AIM Stock Funds.
**	Includes Broker Non-Votes

F-18

OTHER INFORMATION

Trustees and Officers

Board of Trustees	Officers	Office of the Fund

Bob R. Baker

Frank S. Bayley

James T. Bunch

Bruce L. Crockett

Albert R. Dowden

Edward K. Dunn, Jr.

Jack M. Fields

Carl Frischling

Robert H. Graham

Gerald J. Lewis

Prema Mathai-Davis

Lewis F. Pennock

Ruth H. Quigley

Louis S. Sklar

Larry Soll, Ph.D.

Mark H. Williamson

Robert H. Graham

Chairman and President

Raymond R. Cunningham

Executive Vice President

Mark H. Williamson

Executive Vice President

Kevin M. Carome

Senior Vice President and Chief Legal Officer

Sidney M. Dilgren

Vice President and Treasurer

Robert G. Alley

Vice President

Stuart W. Coco

Vice President

Melville B. Cox

Vice President

Karen Dunn Kelley

Vice President

Edgar M. Larsen

Vice President

11 Greenway Plaza
Suite 100

Houston, TX 77046-1173

Investment Advisor

A I M Advisors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Sub-Advisor

INVESCO Institutional (N.A.), Inc.

One Midtown Plaza

1360 Peachtree Street, N.E.

Suite 100

Atlanta, GA 30309

Transfer Agent

A I M Investment Services, Inc.

P.O. Box 4739

Houston, TX 77210-4739

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Counsel to the Fund

Ballard Spahr

Andrews & Ingersoll, LLP

1735 Market Street

Philadelphia, PA 19103-7599

Counsel to the Trustees

Kramer, Levin, Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022-3852

Distributor

A I M Distributors, Inc.

11 Greenway Plaza

Suite 100

Houston, TX 77046-1173

Domestic Equity

AIM Aggressive Growth Fund

AIM Balanced Fund*

AIM Basic Balanced Fund*

AIM Basic Value Fund

AIM Blue Chip Fund

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund1

AIM Emerging Growth Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM Libra Fund

AIM Mid Cap Basic Value Fund

AIM Mid Cap Core Equity Fund

AIM Mid Cap Growth Fund

AIM Opportunities I Fund

AIM Opportunities II Fund

AIM Opportunities III Fund

AIM Premier Equity Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund2

AIM Small Cap Growth Fund3

AIM Trimark Endeavor Fund

AM Trimark Small Companies Fund

AIM Weingarten Fund

INVESCO Core Equity Fund

INVESCO Dynamics Fund

INVESCO Mid-Cap Growth Fund

INVESCO Small Company Growth Fund

INVESCO S&P 500 Index Fund

INVESCO Total Return Fund*

*Domestic equity and income fund

International/Global Equity

AIM Asia Pacific Growth Fund

AIM Developing Markets Fund

AIM European Growth Fund

AIM European Small Company Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM Global Trends Fund5

AIM Global Value Fund6

AIM International Emerging Growth Fund

AIM International Growth Fund

AIM Trimark Fund

INVESCO International Core Equity Fund

Sector Equity

AIM Global Health Care Fund

AIM Real Estate Fund

INVESCO Advantage Health Sciences Fund

INVESCO Energy Fund

INVESCO Financial Services Fund

INVESCO Gold & Precious Metals Fund

INVESCO Health Sciences Fund

INVESCO Leisure Fund

INVESCO-Multi Sector Fund

INVESCO Technology Fund

INVESCO Utilities Fund

Consider the investment objectives, risks, and charges and expenses carefully. For this and other important information about AIM and INVESCO funds, obtain a prospectus from your financial advisor or AIMinvestments.com and read it thoroughly before investing.

Fixed Income

TAXABLE

AIM Floating Rate Fund

AIM HighYield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM ShortTerm Bond Fund

AlMTotal Return Bond Fund

INVESCO U.S. Government Money Fund

TAX-FREE

AIM High Income Municipal Fund

AIM Municipal Bond Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. 2As of the close of business on February 27, 2004, AIM Mid Cap Core Equity Fund is available to new investors on a limited basis. For information on who may continue to invest in AIM Mid Cap Core Equity Fund, please contact your financial advisor. 3AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. 4AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. 5Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. 6Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. 7Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

If used after April, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $149 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $371 billion in assets under management. Data as of December 31, 2003.

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ITEM 2.	CODE OF ETHICS FOR FINANCIAL OFFICERS.

Not applicable for semi-annual reports.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5.	LISTED COMPANIES AUDIT COMMITTEE MEMBERS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There has been a material change to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. The Registrant, formerly a Maryland corporation, was redomesticated as a Delaware statutory trust on November 24, 2003. As a Maryland corporation, the Registrant did not have such procedures in place. As part of the process of redomesticating as a Delaware statutory trust, the Registrant adopted new bylaws which include procedures that shareholders of the Registrant must follow in recommending nominees to the Registrant’s Board of Trustees (the “Board”). Pursuant to the Registrant’s current bylaws, any shareholder may submit names of individuals to be considered by the Registrant’s Governance Committee or the Board, as applicable, provided: (i) that such person submits such names in a timely manner in compliance with the notice provisions set forth in the bylaws; (ii) that such person was a shareholder of record at the time of submission of such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (iii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

Notice provisions set forth in the Registrant’s current bylaws require that any shareholder desiring to nominate a person for election as trustee at a shareholder meeting that has been called for the purpose of electing one or more trustees must submit to the secretary of the Registrant the nomination in writing at not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (a) the name and address of such shareholder, as they appear on the Registrant’s books, and of such beneficial owner; and (b) the number of shares of each series portfolio of the Registrant which are owned of record or beneficially by such shareholder and such beneficial owner.

The Registrant also adopted Shareholder Communication Procedures (the “Procedures”) on December 10, 2003. The Procedures are intended to set forth the process by which shareholders of the Registrant may send communications to the Board. If a shareholder sends a recommendation of a nominee to the Board or to an individual trustee, such communication would be covered by the Procedures; provided, however, that shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act, and communications made in connection with such proposals are not subject to the Procedures.

Pursuant to the Procedures, shareholders should send their communications to Ivy B. McLemore, First Vice President Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: (713) 214-1904, ivy.mclemore@aiminvestments.com, A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the individual trustee of the Registrant to whom they were addressed or to the full Board, as applicable. Copies of all shareholder communications will also be distributed to the Chairs of each of the Registrant’s Audit Committee, Governance Committee, Investments Committee and Valuation Committee, to counsel for the Registrant and to counsel for the independent trustees of the Registrant. Counsel for the Registrant, upon receipt of their copy of a shareholder communication, shall work with such Chairs and counsel for the independent trustees to determine whether such shareholder communication should be distributed to any trustees to whom it was not sent and whether and in what manner the trustees should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the Registrant, working with the Chairs and counsel for the independent trustees.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	As of March 22, 2004, an evaluation was performed under the supervision and with the participation of the officers of AIM Variable Insurance Funds (the “Registrant”), including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 22, 2004, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant of Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating go the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting. However, changes in certain other controls have been implemented during such time period, involving such things as trade monitoring, fair value pricing, revising trading guidelines, and establishing redemption fees on trades in certain funds, which could affect the Registrant.

ITEM 11.	EXHIBITS.

11	(a)(1)	Not applicable for semi-annual reports.

11	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

11	(a)(3)	Not applicable.

11	(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AIM Stock Funds

By:	/s/ ROBERT H. GRAHAM
Robert H. Graham Principal Executive Officer

Date:	April 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT H. GRAHAM
Robert H. Graham Principal Executive Officer

Date:	April 8, 2004

By:	/s/ SIDNEY M. DILGREN
Sidney M. Dilgren Principal Financial Officer

Date:	April 8, 2004

EXHIBIT INDEX

11	(a)(1)	Not applicable for semi-annual reports.

11	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

11	(a)(3)	Not applicable.

11	(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.